SCHWAB

TAX-FREE BOND FUNDS



     February 28, 2002

     Semiannual Report

     [PHOTO OF WOMAN AND MAN CONVERSING]

     SCHWAB SHORT/INTERMEDIATE
     TAX-FREE BOND FUND


     SCHWAB LONG-TERM
     TAX-FREE BOND FUND


     SCHWAB CALIFORNIA SHORT/INTERMEDIATE
     TAX-FREE BOND FUND


     SCHWAB CALIFORNIA LONG-TERM
     TAX-FREE BOND FUND



                                                           [CHARLES SCHWAB LOGO]

[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,

In the six months covered by this report, investor confidence was tested by the events of September 11, concerns about corporate accounting and continuing economic weakness. While many investors remain nervous about these events, we believe that the best way to create wealth is by participating in the financial markets, and the present time is no exception.

We at Schwab believe that you are more likely to reach your financial goals by both maintaining a diversified portfolio across and within asset classes and by staying in the market for the long term.

By investing in SchwabFunds(R), you've already taken an important step. Our spectrum of mutual funds is designed to help you meet your financial objectives. Thank you for the trust that you have placed in SchwabFunds.


Sincerely,


/s/ Charles Schwab
------------------
Charles Schwab



SCHWAB
TAX-FREE BOND FUNDS


SEMIANNUAL REPORT
September 1, 2001 - February 28, 2002

  1  Market Overview

  5  Schwab Short/Intermediate Tax-Free Bond Fund

 19  Schwab Long-Term Tax-Free Bond Fund

 31  Schwab California Short/Intermediate Tax-Free Bond Fund

 44  Schwab California Long-Term Tax-Free Bond Fund

 58  Financial Notes

     ---------------------------------------------------------------------------

 61  HOW TO READ THIS REPORT

     An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW

ECONOMY APPEARS TO BE RECOVERING FROM RECESSION.

[PHOTO OF MANUFACTURING WORKER]

After a relatively mild recession that began in March 2001, the U.S. economy appeared to be strengthening as the six-month report period drew to a close.

The Institute for Supply Management report for February, a forward-looking measure of the nation's economic health, indicated growth in the manufacturing sector for the first time in a year and a half. The final calculations of the nation's Gross Domestic Product (GDP) for the last quarter of 2001 turned out to be sharply higher than earlier calculations. The two upward revisions that were made to the original estimate of Q4 GDP provided evidence that the recession was not only brief but was milder than expected. This news raised the possibility of a recovery earlier than many economists had previously anticipated.

For most of the period, however, economic doubts prevailed. The Federal Reserve Board (the Fed) cut short-term interest rates throughout 2001, reducing the benchmark Fed Funds Rate from 6.50% to 1.75%. This cycle of interest rate reductions appears to have ended with the rate cut in December, the last of four cuts that occurred during the report period.

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period.


[LINE CHART]

             Lehman Aggregate    MSCI EAFE     Russell 2000      S&P 500    3 Month
                Bond Index         Index      Small-Cap Index     Index      T-Bill
31-Aug-01           0.00            0.00             0.00          0.00       0.00
 7-Sep-01           0.14           -5.00            -4.97         -4.17       0.07
14-Sep-01           0.85          -10.89            -5.88         -3.58       0.09
21-Sep-01           0.54          -17.15           -19.07        -14.76       0.34
28-Sep-01           1.17          -10.03           -13.46         -8.04       0.38
 5-Oct-01           1.72           -7.34           -11.28         -5.36       0.45
12-Oct-01           1.31           -6.11            -8.35         -3.57       0.48
19-Oct-01           1.80           -8.31            -8.96         -5.17       0.53
26-Oct-01           2.25           -5.38            -6.18         -2.42       0.58
 2-Nov-01           2.86           -6.66            -7.34         -3.87       0.64
 9-Nov-01           3.33           -4.66            -6.24         -0.94       0.71
16-Nov-01           1.21           -4.04            -3.38          0.68       0.72
23-Nov-01           0.88           -4.46            -1.84          1.72       0.75
30-Nov-01           1.87           -4.31            -1.31          0.88       0.80
 7-Dec-01           0.36           -2.85             3.09          2.55       0.84
14-Dec-01           0.38           -6.41             1.01         -0.57       0.86
21-Dec-01           0.82           -6.06             3.74          1.36       0.90
28-Dec-01           0.76           -4.27             5.87          2.79       0.93
 4-Jan-02           0.97           -2.27             7.09          3.93       0.97
11-Jan-02           2.50           -5.16             5.11          1.54       1.02
18-Jan-02           2.33           -6.96             1.77         -0.05       1.04
25-Jan-02           1.79           -8.01             2.86          0.45       1.06
 1-Feb-02           2.24           -9.07             3.04         -0.44       1.09
 8-Feb-02           2.58          -10.37             0.19         -2.75       1.13
15-Feb-02           2.80           -8.16             0.78         -2.04       1.16
22-Feb-02           3.00          -10.13            -0.09         -3.31       1.19

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

S&P 500(R) INDEX: measures U.S. large-cap stocks

RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East


These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

     Although unemployment rose during most of the report period, it is still not high by historical standards.


MARKET OVERVIEW Continued


JOBLESS RATE RISES SHARPLY, THEN BEGINS TO RETREAT AGAIN.

[PHOTO OF PEOPLE WAITING FOR A TRAIN]

After reaching new lows in 2000, the U.S. unemployment rate began rising rapidly in 2001. By the end of December 2001 it was at 5.8%, the highest level in over six years. To the surprise of most economists, unemployment proceeded to drop in January and again in February. However, unemployment may rise again in the coming months, until the effects of the recovery reach the job market. Meanwhile, inflation remained low, in part because employers have enjoyed strong worker productivity, which has helped stabilize labor costs and consumer prices.


PACED BY RATE CUTS, BOND PRICES RISE; U.S. STOCKS FALL, RECOVER.

With U.S. equities ending the report period about where they began, foreign equities falling and money markets seeing their lowest yields in years, bonds emerged as one of the best performing asset classes for the report period (see chart, previous page).

Two key factors combined to help create this situation.
The Fed's continuing series of interest rate cuts during the report period meant steady downward pressure on yields and, consequently, upward pressure on bond prices. Demand from investors


--------------------------------------------------------------------------------
ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.


REAL GDP GROWTH
Annualized growth rate for each quarter shown


Growth of 1.7% in Q4 2001 surprised many, as earlier expectations were for negative GDP growth. With only one negative quarter (Q3 2001), the U.S. economy, by one traditional measure, did not see a recession in 2001.

[BAR CHART]

Q1 1992                  3.80
Q2 1992                  3.80
Q3 1992                  3.10
Q4 1992                  5.40
Q1 1993                 -0.10
Q2 1993                  2.50
Q3 1993                  1.80
Q4 1993                  6.20
Q1 1994                  3.40
Q2 1994                  5.70
Q3 1994                  2.20
Q4 1994                  5.00
Q1 1995                  1.50
Q2 1995                  0.80
Q3 1995                  3.10
Q4 1995                  3.20
Q1 1996                  2.90
Q2 1996                  6.80
Q3 1996                  2.00
Q4 1996                  4.60
Q1 1997                  4.40
Q2 1997                  5.90
Q3 1997                  4.20
Q4 1997                  2.80
Q1 1998                  6.10
Q2 1998                  2.20
Q3 1998                  4.10
Q4 1998                  6.70
Q1 1999                  3.10
Q2 1999                  1.70
Q3 1999                  4.70
Q4 1999                  8.30
Q1 2000                  2.30
Q2 2000                  5.70
Q3 2000                  1.30
Q4 2000                  1.90
Q1 2001                  1.30
Q2 2001                  0.30
Q3 2001                 -1.30
Q4 2001                  1.70

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

--------------------------------------------------------------------------------
fleeing stocks also helped push bond prices up. In fact, investors' preference for Treasuries was so strong that the yield difference between Treasuries and investment-grade corporate bonds grew wider than at any point in the last ten years, including the previous recession.

Prices of U.S. equities, which began the report period well below the all-time highs of early 2000, fell further in the wake of the tragic events of 9/11. But overall, by the end of the report period, U.S. stocks were able to recover the ground they lost in September.

     Inflation doesn't appear to be a problem for now. But convincing evidence of an economic revival could lead to interest rate increases.


[PHOTO OF PERSON USING FORKLIFT]

LOOKING AHEAD: NEGATIVE FACTORS SEEM UNLIKELY TO DERAIL RECOVERY.

There is enough evidence to support the view that the economy is improving, and is likely to continue to do so throughout 2002.

More businesses appear ready to resume making capital expenditures and have already begun rebuilding inventories, which fell during 2001 as they typically do in a recession.


--------------------------------------------------------------------------------
U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

After a decade of declines, unemployment rose sharply in 2001, to 5.8% -- nearly two percentage points above its three-decade low of 3.9% in 2000. Since then, small declines indicate that the biggest increases may be over for now.

[LINE CHART]

                 Unemployment Rate
Dec-91           7.3
Jan-92           7.3
Feb-92           7.4
Mar-92           7.4
Apr-92           7.4
May-92           7.6
Jun-92           7.8
Jul-92           7.7
Aug-92           7.6
Sep-92           7.6
Oct-92           7.3
Nov-92           7.4
Dec-92           7.4
Jan-93           7.3
Feb-93           7.1
Mar-93           7.0
Apr-93           7.1
May-93           7.1
Jun-93           7.0
Jul-93           6.9
Aug-93           6.8
Sep-93           6.7
Oct-93           6.8
Nov-93           6.6
Dec-93           6.5
Jan-94           6.8
Feb-94           6.6
Mar-94           6.5
Apr-94           6.4
May-94           6.1
Jun-94           6.1
Jul-94           6.3
Aug-94           6.0
Sep-94           5.8
Oct-94           5.8
Nov-94           5.6
Dec-94           5.5
Jan-95           5.6
Feb-95           5.4
Mar-95           5.3
Apr-95           5.8
May-95           5.8
Jun-95           5.6
Jul-95           5.6
Aug-95           5.7
Sep-95           5.6
Oct-95           5.5
Nov-95           5.7
Dec-95           5.6
Jan-96           5.6
Feb-96           5.5
Mar-96           5.6
Apr-96           5.5
May-96           5.6
Jun-96           5.3
Jul-96           5.5
Aug-96           5.1
Sep-96           5.2
Oct-96           5.2
Nov-96           5.3
Dec-96           5.4
Jan-97           5.3
Feb-97           5.3
Mar-97           5.1
Apr-97           5.0
May-97           4.7
Jun-97           5.0
Jul-97           4.7
Aug-97           4.9
Sep-97           4.7
Oct-97           4.7
Nov-97           4.6
Dec-97           4.7
Jan-98           4.5
Feb-98           4.6
Mar-98           4.6
Apr-98           4.3
May-98           4.3
Jun-98           4.5
Jul-98           4.5
Aug-98           4.5
Sep-98           4.5
Oct-98           4.5
Nov-98           4.4
Dec-98           4.3
Jan-99           4.3
Feb-99           4.4
Mar-99           4.2
Apr-99           4.3
May-99           4.2
Jun-99           4.3
Jul-99           4.3
Aug-99           4.2
Sep-99           4.2
Oct-99           4.1
Nov-99           4.1
Dec-99           4.1
Jan-00           4.0
Feb-00           4.1
Mar-00           4.1
Apr-00           3.9
May-00           4.1
Jun-00           4.0
Jul-00           4.0
Aug-00           4.1
Sep-00           3.9
Oct-00           3.9
Nov-00           4.0
Dec-00           4.0
Jan-01           4.2
Feb-01           4.2
Mar-01           4.3
Apr-01           4.5
May-01           4.4
Jun-01           4.5
Jul-01           4.5
Aug-01           4.9
Sep-01           4.9
Oct-01           5.4
Nov-01           5.6
Dec-01           5.8
Jan-02           5.6
Feb-02           5.5

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.


MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 1.1% for the 12 months ended February 28, 2002 (2.6% if food and energy are excluded). ECI rose 4.1% for the 12 months ended December 31, 2001.

[LINE CHART]

                Consumer                           Employment
Date           Price Index          Qtr            Cost Index
Dec-91             3.1              Dec-91            4.3
Jan-92             2.6              Mar-92            4.0
Feb-92             2.8              Jun-92            3.6
Mar-92             3.2              Sep-92            3.5
Apr-92             3.2              Dec-92            3.5
May-92             3.0              Mar-93            3.5
Jun-92             3.1              Jun-93            3.6
Jul-92             3.2              Sep-93            3.6
Aug-92             3.1              Dec-93            3.5
Sep-92             3.0              Mar-94            3.2
Oct-92             3.2              Jun-94            3.2
Nov-92             3.0              Sep-94            3.2
Dec-92             2.9              Dec-94            3.0
Jan-93             3.3              Mar-95            2.9
Feb-93             3.2              Jun-95            2.9
Mar-93             3.1              Sep-95            2.7
Apr-93             3.2              Dec-95            2.7
May-93             3.2              Mar-96            2.8
Jun-93             3.0              Jun-96            2.9
Jul-93             2.8              Sep-96            2.8
Aug-93             2.8              Dec-96            2.9
Sep-93             2.7              Mar-97            2.9
Oct-93             2.8              Jun-97            2.8
Nov-93             2.7              Sep-97            3.0
Dec-93             2.7              Dec-97            3.3
Jan-94             2.5              Mar-98            3.3
Feb-94             2.5              Jun-98            3.5
Mar-94             2.5              Sep-98            3.7
Apr-94             2.4              Dec-98            3.4
May-94             2.3              Mar-99            3.0
Jun-94             2.5              Jun-99            3.2
Jul-94             2.8              Sep-99            3.1
Aug-94             2.9              Dec-99            3.4
Sep-94             3.0              Mar-00            4.3
Oct-94             2.6              Jun-00            4.4
Nov-94             2.7              Sep-00            4.3
Dec-94             2.7              Dec-00            4.1
Jan-95             2.8              Mar-01            4.1
Feb-95             2.9              Jun-01            3.9
Mar-95             2.9              Sep-01            4.1
Apr-95             3.1              Dec-01            4.1
May-95             3.2
Jun-95             3.0
Jul-95             2.8
Aug-95             2.6
Sep-95             2.5
Oct-95             2.8
Nov-95             2.6
Dec-95             2.5
Jan-96             2.7
Feb-96             2.7
Mar-96             2.8
Apr-96             2.9
May-96             2.9
Jun-96             2.8
Jul-96             3.0
Aug-96             2.9
Sep-96             3.0
Oct-96             3.0
Nov-96             3.3
Dec-96             3.3
Jan-97             3.0
Feb-97             3.0
Mar-97             2.8
Apr-97             2.5
May-97             2.2
Jun-97             2.3
Jul-97             2.2
Aug-97             2.2
Sep-97             2.2
Oct-97             2.1
Nov-97             1.8
Dec-97             1.7
Jan-98             1.6
Feb-98             1.4
Mar-98             1.4
Apr-98             1.4
May-98             1.7
Jun-98             1.7
Jul-98             1.7
Aug-98             1.6
Sep-98             1.5
Oct-98             1.5
Nov-98             1.5
Dec-98             1.6
Jan-99             1.7
Feb-99             1.6
Mar-99             1.7
Apr-99             2.3
May-99             2.1
Jun-99             2.0
Jul-99             2.1
Aug-99             2.3
Sep-99             2.6
Oct-99             2.6
Nov-99             2.6
Dec-99             2.7
Jan-00             2.7
Feb-00             3.2
Mar-00             3.7
Apr-00             3.0
May-00             3.1
Jun-00             3.7
Jul-00             3.7
Aug-00             3.4
Sep-00             3.5
Oct-00             3.4
Nov-00             3.4
Dec-00             3.4
Jan-01             3.7
Feb-01             3.5
Mar-01             2.9
Apr-01             3.3
May-01             3.6
Jun-01             3.2
Jul-01             2.7
Aug-01             2.7
Sep-01             2.6
Oct-02             2.1
Nov-01             1.9
Dec-01             1.6
Jan-02             1.1
Feb-02             1.1

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

--------------------------------------------------------------------------------

MARKET OVERVIEW Continued

[PHOTO OF U.S. FLAG]

Consumer spending should remain strong in 2002. However, as it did not retrench much during the recession (except for a fairly brief period after 9/11), consumer spending is not likely to grow significantly, which it typically does after a recession.

Any realistic assessment of economic prospects must encompass negative factors as well. Recent concerns about corporate accounting practices have understandably made investors nervous. However, this situation should not undermine the view of improving economic conditions. There are still uncertainties associated with the ongoing war on terrorism which may affect the economy and financial markets. A rise in petroleum prices, which might occur if the antiterrorism coalition were to lose support from some Middle Eastern countries, would be a setback for the U.S. economy. A decline in consumer spending would be damaging to the economy, while stock prices would likely retreat if corporations reported sub-par earnings.

Although inflation presently looks benign, a stronger increase in economic activity may prompt the Fed to raise interest rates earlier than expected as a preemptive move. In spite of these issues, however, the overall economic outlook remains positive.


--------------------------------------------------------------------------------
YIELDS OF MUNICIPAL SECURITIES
Effective yields of five-year and 30-year municipal bonds


For both short- and long-term muni bonds, falling interest rates and strong demand drove yields down and prices up during the report period.

[LINE CHART]

                    Bond Buyer        Muni 5-Year
                     40 Index            AAA GO
31-Dec-91              6.65               4.88
31-Jan-92              6.77               4.84
28-Feb-92              6.85               4.95
31-Mar-92              6.88               5.20
30-Apr-92              6.83               5.25
29-May-92              6.68               5.02
30-Jun-92              6.51               4.81
31-Jul-92              6.11               4.31
31-Aug-92              6.48               4.55
30-Sep-92              6.57               4.58
30-Oct-92              6.98               4.68
30-Nov-92              6.50               4.42
31-Dec-92              6.45               4.49
29-Jan-93              6.34               4.49
26-Feb-93              5.90               4.02
31-Mar-93              6.09               4.27
30-Apr-93              6.03               4.19
31-May-93              5.99               4.23
30-Jun-93              5.79               4.02
30-Jul-93              5.87               4.11
31-Aug-93              5.61               3.92
30-Sep-93              5.51               3.71
29-Oct-93              5.59               3.73
30-Nov-93              5.90               3.97
31-Dec-93              5.60               3.83
31-Jan-94              5.51               3.70
28-Feb-94              6.09               4.02
31-Mar-94              7.04               4.71
29-Apr-94              7.02               4.82
31-May-94              6.89               4.77
30-Jun-94              6.92               4.83
29-Jul-94              6.62               4.69
31-Aug-94              6.55               4.71
30-Sep-94              6.93               4.92
31-Oct-94              7.36               5.11
30-Nov-94              7.73               5.37
30-Dec-94              7.28               5.30
31-Jan-95              6.86               5.12
28-Feb-95              6.47               5.01
31-Mar-95              6.40               4.83
28-Apr-95              6.43               4.84
31-May-95              6.04               4.48
30-Jun-95              6.37               4.57
31-Jul-95              6.38               4.40
31-Aug-95              6.30               4.31
29-Sep-95              6.23               4.30
31-Oct-95              5.99               4.23
30-Nov-95              5.74               4.15
29-Dec-95              5.65               4.14
31-Jan-96              5.70               4.09
29-Feb-96              5.99               4.09
29-Mar-96              6.44               4.38
30-Apr-96              6.50               4.49
31-May-96              6.45               4.64
28-Jun-96              6.26               4.61
31-Jul-96              6.18               4.56
30-Aug-96              6.21               4.57
30-Sep-96              6.00               4.48
31-Oct-96              5.94               4.40
29-Nov-96              5.73               4.18
31-Dec-96              5.87               4.25
31-Jan-97              6.02               4.41
28-Feb-97              5.96               4.34
31-Mar-97              6.26               4.61
30-Apr-97              6.15               4.67
30-May-97              5.88               4.60
30-Jun-97              5.79               4.41
31-Jul-97              5.38               4.10
29-Aug-97              5.73               4.34
30-Sep-97              5.61               4.21
31-Oct-97              5.59               4.16
28-Nov-97              5.50               4.17
31-Dec-97              5.35               4.06
30-Jan-98              5.30               4.04
27-Feb-98              5.44               4.03
31-Mar-98              5.46               4.09
30-Apr-98              5.68               4.23
29-May-98              5.34               4.09
30-Jun-98              5.36               4.10
31-Jul-98              5.41               4.07
31-Aug-98              5.19               3.87
30-Sep-98              5.09               3.77
30-Oct-98              5.34               3.70
30-Nov-98              5.25               3.73
31-Dec-98              5.34               3.77
29-Jan-99              5.21               3.63
26-Feb-99              5.33               3.70
31-Mar-99              5.39               3.86
30-Apr-99              5.47               3.80
31-May-99              5.62               4.00
30-Jun-99              5.91               4.39
30-Jul-99              5.94               4.31
31-Aug-99              6.21               4.39
  -Sep-99              6.31               4.45
29-Oct-99              6.53               4.62
30-Nov-99              6.42               4.55
31-Dec-99              6.55               4.72
31-Jan-00              6.68               4.94
29-Feb-00              6.43               4.94
31-Mar-00              6.09               4.85
28-Apr-00              6.21               4.95
31-May-00              6.46               5.11
30-Jun-00              6.02               4.80
31-Jul-00              5.84               4.62
31-Aug-00              5.75               4.47
30-Sep-00              5.93               4.54
31-Oct-00              5.80               4.49
30-Nov-00              5.79               4.46
31-Dec-00              5.40               4.23
31-Jan-01              5.37               3.85
28-Feb-01              5.39               3.82
30-Mar-01              5.39               3.75
30-Apr-01              5.77               3.95
31-May-01              5.61               3.79
29-Jun-01              5.57               3.74
31-Jul-01              5.33               3.59
31-Aug-01              5.11               3.38
30-Sep-01              5.31               3.31
31-Oct-01              5.26               3.14
30-Nov-01              5.45               3.44
31-Dec-01              5.64               3.76
31-Jan-02              5.45               3.45
28-Feb-02              5.33               3.29

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.



YIELD ADVANTAGE OF MUNIS OVER TREASURIES
Difference in yields for five-year bonds for the top federal and combined federal/CA tax brackets

On an after-tax basis, short-term municipal bonds continued to outperform Treasuries during the report period for investors in the top two tax brackets.

[LINE CHART]

                    Fed - 38.6%    Combined - 44.31%
                      Bracket           Bracket
31-Dec-91               1.24              1.58
31-Jan-92               0.89              1.26
28-Feb-92               0.92              1.29
31-Mar-92               0.95              1.34
30-Apr-92               1.02              1.42
29-May-92               0.97              1.34
30-Jun-92               0.96              1.32
31-Jul-92               0.74              1.07
31-Aug-92               1.13              1.45
30-Sep-92               1.31              1.62
30-Oct-92               1.07              1.40
30-Nov-92               0.60              0.96
31-Dec-92               0.81              1.15
29-Jan-93               1.08              1.40
26-Feb-93               0.82              1.12
31-Mar-93               1.05              1.35
30-Apr-93               1.05              1.35
31-May-93               0.93              1.24
30-Jun-93               0.92              1.21
30-Jul-93               0.95              1.24
31-Aug-93               0.98              1.25
30-Sep-93               0.78              1.05
29-Oct-93               0.75              1.03
30-Nov-93               0.80              1.10
31-Dec-93               0.63              0.93
31-Jan-94               0.62              0.90
28-Feb-94               0.60              0.92
31-Mar-94               0.89              1.24
29-Apr-94               0.75              1.12
31-May-94               0.62              1.00
30-Jun-94               0.56              0.96
29-Jul-94               0.56              0.94
31-Aug-94               0.53              0.92
30-Sep-94               0.45              0.87
31-Oct-94               0.51              0.94
30-Nov-94               0.59              1.03
30-Dec-94               0.49              0.94
31-Jan-95               0.51              0.94
28-Feb-95               0.69              1.09
31-Mar-95               0.49              0.89
28-Apr-95               0.62              1.01
31-May-95               0.76              1.11
30-Jun-95               0.91              1.25
31-Jul-95               0.62              0.97
31-Aug-95               0.58              0.93
29-Sep-95               0.61              0.95
31-Oct-95               0.66              0.99
30-Nov-95               0.76              1.08
29-Dec-95               0.84              1.14
31-Jan-96               0.88              1.17
29-Feb-96               0.57              0.90
29-Mar-96               0.64              0.99
30-Apr-96               0.55              0.92
31-May-96               0.57              0.95
28-Jun-96               0.64              1.01
31-Jul-96               0.53              0.90
30-Aug-96               0.44              0.82
30-Sep-96               0.52              0.88
31-Oct-96               0.67              1.02
29-Nov-96               0.60              0.93
31-Dec-96               0.44              0.79
31-Jan-97               0.57              0.93
28-Feb-97               0.42              0.78
31-Mar-97               0.46              0.85
30-Apr-97               0.63              1.01
30-May-97               0.61              0.98
30-Jun-97               0.49              0.86
31-Jul-97               0.48              0.81
29-Aug-97               0.52              0.87
30-Sep-97               0.53              0.88
31-Oct-97               0.66              0.98
28-Nov-97               0.58              0.92
31-Dec-97               0.55              0.88
30-Jan-98               0.74              1.04
27-Feb-98               0.60              0.92
31-Mar-98               0.64              0.96
30-Apr-98               0.77              1.09
29-May-98               0.68              1.00
30-Jun-98               0.74              1.06
31-Jul-98               0.69              1.01
31-Aug-98               0.93              1.20
30-Sep-98               1.18              1.42
30-Oct-98               1.10              1.34
30-Nov-98               0.98              1.23
31-Dec-98               0.98              1.24
29-Jan-99               0.84              1.10
26-Feb-99               0.49              0.79
31-Mar-99               0.73              1.02
30-Apr-99               0.60              0.90
31-May-99               0.57              0.89
30-Jun-99               0.92              1.25
30-Jul-99               0.75              1.08
31-Aug-99               0.79              1.12
30-Sep-99               0.92              1.25
29-Oct-99               0.97              1.31
30-Nov-99               0.80              1.15
31-Dec-99               0.82              1.19
31-Jan-00               0.84              1.22
29-Feb-00               0.89              1.27
31-Mar-00               0.97              1.33
28-Apr-00               0.94              1.31
31-May-00               1.11              1.48
30-Jun-00               1.00              1.36
31-Jul-00               0.85              1.20
31-Aug-00               0.80              1.14
30-Sep-00               0.95              1.28
31-Oct-00               0.92              1.25
30-Nov-00               1.13              1.44
31-Dec-00               1.17              1.46
31-Jan-01               0.92              1.19
28-Feb-01               0.96              1.22
30-Mar-01               0.95              1.21
30-Apr-01               0.95              1.23
31-May-01               0.77              1.05
29-Jun-01               0.70              0.98
31-Jul-01               0.81              1.07
31-Aug-01               0.69              0.94
30-Sep-01               0.97              1.19
31-Oct-01               1.01              1.20
30-Nov-01               0.94              1.18
31-Dec-01               1.12              1.36
31-Jan-02               0.77              1.02
28-Feb-02               0.72              0.96

This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax. For example, if the line for the 38.6% bracket stood at 1% on a given date, it would mean that five-year munis were effectively yielding 1% more than five-year Treasuries for an investor in the 38.6% tax bracket.

Data source: Bloomberg L.P.

--------------------------------------------------------------------------------

SCHWAB
SHORT/INTERMEDIATE TAX-FREE BOND FUND

[PHOTO OF JOANNE LARKIN]
     " With short-term interest rates falling and prices for short-term securities rising, the fund was able to outperform its peer group."

Portfolio Manager
Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in 1992, she worked for more than eight years in fixed income asset management and research.


TICKER SYMBOL          SWITX

[GRAPHIC]

                              INTEREST RATE
                             SENSITIVITY 1, 2
CREDIT QUALITY 1        SHORT     MEDIUM      LONG
HIGH                     /X/        / /        / /
MEDIUM                   / /        / /        / /
LOW                      / /        / /        / /

Individuals in higher tax brackets who are seeking tax-free income along with the potential for lower volatility may want to consider this fund.

THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION. 3


MANAGER'S PERSPECTIVE

A SERIES OF NEGATIVE EVENTS RATTLED INVESTOR CONFIDENCE DURING THE REPORT PERIOD. The events of 9/11, credit concerns in corporate markets and continued economic weakness created a difficult environment for investors. The Fed acted quickly to renew confidence by further reducing short-term rates from 3.50% to 1.75% over the last four months of 2001. Despite volatility in bond yields and prices, fixed income securities continued to perform well relative to other asset classes as the report period closed.

MUNI YIELDS DECLINED THROUGHOUT THE PERIOD, ALTHOUGH NOT AS SEVERELY AS THOSE OF TREASURIES. With yields at low levels, muni issuers were very active, seeking to lock in lower financing rates. The fund's share price did fluctuate with the volatility in bond yields and prices, although the net change for the period was relatively small.

THE FUND MAINTAINED A RELATIVELY LONG AVERAGE MATURITY DURING THE REPORT PERIOD. We sold bond issues before they were called by issuers in response to falling interest rates. This helped us avoid having to reinvest the capital from these bonds at historically low rates. The fund also continued to focus on bonds in the two highest rating categories.

1  Source: Morningstar, Inc.

2 Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/02, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories:
   Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than
   4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 The income you receive from the fund may be subject to state and local income taxes. A portion of income also may be subject to the alternative minimum tax
   (AMT).

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND


PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 2/28/02

This chart compares performance of the fund with the Lehman Brothers 3-Year Municipal Bond Index and the Morningstar Municipal Short Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 2.84% 1 and its taxable-equivalent yield was 4.63%. 1,2

[BAR GRAPH]

                                               6 MONTHS 4    1 YEAR    5 YEAR    SINCE INCEPTION: 4/21/93
FUND 1                                            1.83%       5.18%     4.60%              4.50%
LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX       2.78%       6.71%     5.31%              5.05%
PEER GROUP AVERAGE 3                              1.69%       4.95%     4.40%                --


PERFORMANCE OF A 10,000 INVESTMENT

Shows performance since inception of a hypothetical 10,000 investment in the fund, compared with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index.

[LINE GRAPH]

                                             Lehman Brothers
                                             3-Year Municipal
                          Fund                  Bond Index
21-Apr-93                  10,000                   10,000
29-Apr-93                   9,990                    9,993
30-May-93                  10,038                   10,020
29-Jun-93                  10,129                   10,085
30-Jul-93                  10,151                   10,090
30-Aug-93                  10,283                   10,184
29-Sep-93                  10,344                   10,228
10-Oct-93                  10,366                   10,250
29-Nov-93                  10,326                   10,237
30-Dec-93                  10,462                   10,344
30-Jan-94                  10,567                   10,428
27-Feb-94                  10,412                   10,331
30-Mar-94                  10,218                   10,206
29-Apr-94                  10,280                   10,267
30-May-94                  10,323                   10,315
29-Jun-94                  10,312                   10,318
30-Jul-94                  10,407                   10,403
30-Aug-94                  10,429                   10,440
29-Sep-94                  10,377                   10,414
30-Oct-94                  10,317                   10,389
29-Nov-94                  10,245                   10,370
30-Dec-94                  10,346                   10,415
30-Jan-95                  10,445                   10,501
27-Feb-95                  10,563                   10,612
30-Mar-95                  10,655                   10,707
29-Apr-95                  10,691                   10,743
30-May-95                  10,881                   10,908
29-Jun-95                  10,884                   10,934
30-Jul-95                  10,987                   11,050
30-Aug-95                  11,079                   11,136
29-Sep-95                  11,115                   11,167
30-Oct-95                  11,175                   11,221
29-Nov-95                  11,255                   11,293
30-Dec-95                  11,305                   11,340
30-Jan-96                  11,383                   11,429
28-Feb-96                  11,364                   11,431
30-Mar-96                  11,313                   11,403
29-Apr-96                  11,306                   11,417
30-May-96                  11,312                   11,427
29-Jun-96                  11,371                   11,496
30-Jul-96                  11,443                   11,559
30-Aug-96                  11,447                   11,577
29-Sep-96                  11,519                   11,647
30-Oct-96                  11,605                   11,729
29-Nov-96                  11,712                   11,838
30-Dec-96                  11,705                   11,844
30-Jan-97                  11,742                   11,896
27-Feb-97                  11,801                   11,954
30-Mar-97                  11,737                   11,892
29-Apr-97                  11,776                   11,943
30-May-97                  11,876                   12,040
29-Jun-97                  11,938                   12,111
30-Jul-97                  12,096                   12,255
30-Aug-97                  12,065                   12,230
29-Sep-97                  12,141                   12,319
30-Oct-97                  12,194                   12,373
29-Nov-97                  12,222                   12,409
30-Dec-97                  12,310                   12,493
30-Jan-98                  12,384                   12,575
27-Feb-98                  12,397                   12,602
30-Mar-98                  12,417                   12,622
29-Apr-98                  12,386                   12,604
30-May-98                  12,502                   12,722
29-Jun-98                  12,543                   12,765
30-Jul-98                  12,574                   12,811
30-Aug-98                  12,689                   12,935
29-Sep-98                  12,793                   13,018
30-Oct-98                  12,837                   13,080
29-Nov-98                  12,862                   13,112
30-Dec-98                  12,898                   13,143
30-Jan-99                  13,022                   13,263
27-Feb-99                  12,997                   13,277
30-Mar-99                  13,004                   13,289
29-Apr-99                  13,033                   13,330
30-May-99                  13,000                   13,312
29-Jun-99                  12,876                   13,232
30-Jul-99                  12,946                   13,297
30-Aug-99                  12,925                   13,313
29-Sep-99                  12,967                   13,363
30-Oct-99                  12,922                   13,365
29-Nov-99                  12,991                   13,423
30-Dec-99                  12,964                   13,402
30-Jan-00                  12,952                   13,426
28-Feb-00                  12,982                   13,468
30-Mar-00                  13,108                   13,536
29-Apr-00                  13,073                   13,539
30-May-00                  13,053                   13,553
29-Jun-00                  13,283                   13,725
30-Jul-00                  13,382                   13,836
30-Aug-00                  13,507                   13,941
30-Sep-00                  13,512                   13,946
31-Oct-00                  13,586                   14,024
30-Nov-00                  13,643                   14,080
31-Dec-00                  13,831                   14,238
31-Jan-01                  14,006                   14,453
28-Feb-01                  14,047                   14,509
31-Mar-01                  14,136                   14,610
30-Apr-01                  14,057                   14,589
31-May-01                  14,172                   14,721
30-Jun-01                  14,243                   14,788
31-Jul-01                  14,357                   14,907
31-Aug-01                  14,510                   15,062
30-Sep-01                  14,552                   15,138
31-Oct-01                  14,649                   15,236
30-Nov-01                  14,533                   15,189
31-Dec-01                  14,442                   15,174
31-Jan-02                  14,638                   15,366
28-Feb-02                  14,775                   15,482

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The index is unmanaged, and you cannot invest in it directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (38.6%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 2/28/02, the total number of funds in the Municipal Short Bond Fund category for the six-month, one- and five-year periods was 113, 112 and 83, respectively.

4  Not annualized.

FUND FACTS

TOP TEN HOLDINGS 1 as of 2/28/02

                                                                                               PERCENTAGE OF
         SECURITY                                                    RATE     MATURITY DATE     INVESTMENTS
(1)  WILLIAM S. HART UNION HIGH SCHOOL DISTRICT
     School Facilities Bridge Funding Program                        2.40%       01/15/04           4.2%

(2)  PHILADELPHIA
     Water & Wastewater Revenue, Series 2001B                        5.50%       11/01/11           3.8%

(3)  WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM
     Nuclear Project No. 2, Revenue, Series 1993A                    5.70%       07/01/08           3.7%

(4)  WASHINGTON CONVENTION CENTER AUTHORITY
     Dedicated Tax Senior Lien Revenue                               5.00%       10/01/06           3.7%

(5)  CLARKSVILLE TENNESSEE PUBLIC BUILDING AUTHORITY
     Pooled Financing Revenue                                        1.30%       03/01/02           3.4%

(6)  OHIO BUILDING AUTHORITY
     Administrative Building Fund Project, Revenue, Series 1998A     5.13%       10/01/06           3.3%

(7)  KENTUCKY STATE PROPERTY & BUILDINGS COMMISSION
     Project No. 71, Revenue                                         5.50%       08/01/09           3.3%

(8)  PUERTO RICO MUNICIPAL FINANCE AGENCY
     General Obligation, Series 1999A                                5.50%       08/01/08           2.8%

(9)  OHIO HIGHER EDUCATION
     Capital Facilities Project, Revenue, Series II-A                5.50%       12/01/08           2.8%

(10) NORTH CAROLINA MUNICIPAL POWER AGENCY NO. 1
     Catawaba Electric, Revenue, Series 1999A                        5.75%       01/01/09           2.8%
------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                         33.8%


DIVIDENDS PAID in each fiscal year

[BAR CHART]

                 INCOME DIVIDENDS
                     PER SHARE
1993 2                  0.13
1994                    0.37
1995                     0.4
1996                    0.41
1997                    0.41
1998                    0.42
1999                     0.4
2000                    0.41
2001                    0.39
2002 3                  0.17

1 This list is not a recommendation of any security by the adviser. Portfolio holdings may have changed since the report date.

2  Period from the fund's inception on 4/21/93 through 8/31/93.

3  For the six-month period ended 2/28/02.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND


FUND FACTS Continued


COMPOSITION OF THE FUND'S PORTFOLIO as of 2/28/02

All figures are shown as a percentage of the fund's investments. Portfolio holdings may have changed since the report date.


BY SECURITY TYPE

[PIE CHART]

1.   100.0%     Municipal Bonds


BY CREDIT QUALITY 1

[PIE CHART]

1.    71.8%     AAA
2.    22.0%     AA
3.     4.4%     A
4.     1.8%     Unrated Securities


BY MATURITY

[PIE CHART]

1.    16.4%     0-6 Months
2.    21.5%     7-36 Months
3.    14.4%     37-60 Months
4.    47.7%     More than 60 Months


STATISTICS as of 2/28/02

                                                  PEER GROUP
                                       FUND        AVERAGE 2
==============================================================
Number of Holdings                       65           150
--------------------------------------------------------------
12-Month Yield                         3.49%         3.63%
--------------------------------------------------------------
Weighted Average Rate                  5.00%         5.16%
--------------------------------------------------------------
Weighted Average Maturity             4.6 yrs         N/A
--------------------------------------------------------------
Weighted Average Duration             3.4 yrs       2.9 yrs
--------------------------------------------------------------
Weighted Average Credit Quality         AAA           AA
--------------------------------------------------------------


EXPENSE RATIO as of 2/28/02

[BAR GRAPH]

FUND                    0.49%
PEER GROUP AVERAGE      0.88% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 2/28/02, there were 115 funds in the Municipal Short Bond Fund category.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.


Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                    9/1/01-    9/1/00-    9/1/99-    9/1/98-    9/1/97-    9/1/96-
                                                    2/28/02    8/31/01    8/31/00    8/31/99    8/31/98    8/31/97
-------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
===================================================================================================================
Net asset value at beginning of period               10.42      10.08      10.05      10.26      10.16      10.04
                                                   ----------------------------------------------------------------
Income from investment operations:
   Net investment income                              0.18       0.39       0.41       0.40       0.42       0.41
   Net realized and unrealized gains or losses        0.01       0.34       0.03      (0.21)      0.10       0.12
                                                   ----------------------------------------------------------------
   Total income from investment operations            0.19       0.73       0.44       0.19       0.52       0.53
Less distributions:
   Dividends from net investment income              (0.17)     (0.39)     (0.41)     (0.40)     (0.42)     (0.41)
                                                   ----------------------------------------------------------------
Net asset value at end of period                     10.44      10.42      10.08      10.05      10.26      10.16
                                                   ================================================================
Total return (%)                                      1.83 1     7.42       4.50       1.86       5.17       5.40

RATIOS/SUPPLEMENTAL DATA (%)
===================================================================================================================
Ratio of net operating expenses to
  average net assets                                  0.49 2     0.49       0.49 3     0.49       0.49       0.49
Expense reductions reflected in above ratio           0.22 2     0.24       0.25       0.32       0.36       0.47
Ratio of net investment income to
  average net assets                                  3.37 2     3.84       4.11       3.87       3.99       4.08
Portfolio turnover rate                                 19         14         11          8         22         20
Net assets, end of period ($ x 1,000,000)              116        109         76         87         68         54

1  Not annualized.

2  Annualized.

3  Would have been 0.50% if non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS
As of February 28, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding
 +  Credit-enhanced security
 o  Certificate of Participation
 =  Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the legal stated maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

100.0%    MUNICIPAL BONDS
          Market Value: $118,004
          Cost: $115,503

          OTHER INVESTMENT COMPANIES
          Market Value: $1
          Cost: $1
------------------------------------
100.0%    TOTAL INVESTMENTS
          Market Value: $118,005
          Cost: $115,504

MUNICIPAL BONDS 100.0% of investments

     ISSUER
     PROJECT                                                              MATURITY     FACE VALUE      MKT. VALUE
        TYPE OF SECURITY, SERIES                                RATE        DATE       ($ x 1,000)     ($ x 1,000)

     FIXED-RATE OBLIGATIONS  85.4%
     =============================================================================================================

     ARIZONA  4.8%

    + MARICOPA COUNTY ELEMENTARY SCHOOL DISTRICT NO. 068
        General Obligation, Series 1994A                        6.80%     07/01/12          2,000           2,226
    + MARICOPA COUNTY UNIFIED SCHOOL DISTRICT NO. 93
      Cave Creek Project
        General Obligation, Series 1997A                        5.00%     07/01/03          2,325           2,425
      PHOENIX CIVIC IMPROVEMENT CORP.
      Airport Project
        Senior Lien Revenue Refunding                           5.00%     07/01/04          1,000           1,053
                                                                                                        ---------
                                                                                                            5,704

      CALIFORNIA  6.0%

      ALAMEDA PUBLIC FINANCING AUTHORITY
         Revenue                                                4.95%     09/02/07          2,065           2,082
+o(1) WILLIAM S. HART UNION HIGH SCHOOL DISTRICT
      School Facilities Bridge Funding Program                  2.40%     01/15/04          5,000           4,991
                                                                                                        ---------
                                                                                                            7,073

     COLORADO  2.5%

     GRAND JUNCTION
     Dayton Hudson Corp. Project
        Industrial Development Revenue Refunding                5.25%     05/01/03          2,000           2,049


See the Financial Notes, which are integral to this information.

      ISSUER
      PROJECT                                                              MATURITY     FACE VALUE      MKT. VALUE
         TYPE OF SECURITY, SERIES                                RATE        DATE       ($ x 1,000)     ($ x 1,000)
    + SUPERIOR DISTRICT NO. 2
         Metropolitan Revenue Refunding                          4.63%     12/01/13            920             940
                                                                                                         ---------
                                                                                                             2,989

      DISTRICT OF COLUMBIA  3.7%

 +(4) WASHINGTON CONVENTION CENTER AUTHORITY
         Dedicated Tax Senior Lien Revenue                       5.00%     10/01/06          4,000           4,318

      FLORIDA  1.1%

   +o ORANGE COUNTY SCHOOL BOARD
         Series 1997A                                            4.80%     08/01/02          1,300           1,318

      GEORGIA  1.8%

      PRIVATE COLLEGES & UNIVERSITIES FACILITIES AUTHORITY
      Emory University Project
         Revenue, Series 1992C                                   6.00%     10/01/05          2,000           2,085

      ILLINOIS  0.9%

    + CHICAGO PUBLIC BUILDING COMMISSION
         Building Revenue, Series 1999C                          5.50%     02/01/06          1,000           1,086

      INDIANA  2.9%

    + LAKE COUNTY INDUSTRIAL BUILDING CORP
      First Mortgage
         Revenue                                                 5.25%     08/01/09          2,040           2,214

    + MONROE COUNTY INDUSTRIAL HOSPITAL AUTHORITY
      Bloomington Hospital, Inc. Project
         Hospital Revenue Refunding                              4.60%     05/01/04          1,105           1,157
                                                                                                        ---------
                                                                                                            3,371

      IOWA  0.6%

    + CEDAR RAPIDS HOSPITAL FACILITY
      St. Luke's Methodist Hospital Project
         Revenue, Series 1993                                    6.13%     08/15/03            600             650

      KENTUCKY  3.3%

  (7) KENTUCKY STATE PROPERTY & BUILDINGS COMMISSION
      Project No. 71
         Revenue                                                 5.50%     08/01/09          3,500           3,864

      LOUISIANA  1.4%

    + NEW ORLEANS
         General Obligation Refunding, Series 1998B              4.50%     12/01/05          1,600           1,699

      MASSACHUSETTS  2.3%

      MASSACHUSETTS
        General Obligation Refunding, Series 2001A               5.50%     01/01/11          2,500           2,763


See the Financial Notes, which are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS


PORTFOLIO HOLDINGS  Continued
As of February 28, 2002; unaudited.

     ISSUER
     PROJECT                                                              MATURITY     FACE VALUE      MKT. VALUE
        TYPE OF SECURITY, SERIES                                RATE        DATE       ($ x 1,000)     ($ x 1,000)
     MICHIGAN  1.2%

   + DETROIT SCHOOL DISTRICT
        General Obligation, Series 1998B                        5.00%     05/01/04          1,390           1,467

     NEBRASKA  2.2%

   + AMERICAN PUBLIC ENERGY AGENCY
     Nebraska Public Gas Agency Project
        Gas Supply Revenue, Series 1998C                        4.00%     09/01/07            500             499
   + NEBRASKA PUBLIC POWER DISTRICT
        Revenue, Series 1998A                                   5.25%     01/01/05          2,000           2,133
                                                                                                        ---------
                                                                                                            2,632

     NEVADA  1.4%

     HENDERSON LOCAL IMPROVEMENT DISTRICT NO. T-10
        Special Assessment, Series 2001A                        4.63%     08/01/11          1,600           1,647

     NEW JERSEY  0.9%

   + BRICK TOWNSHIP MUNICIPAL UTILITIES AUTHORITY
        Revenue, Series 1996                                    5.50%     12/01/03          1,000           1,065

     NEW YORK  7.9%

   + FRANKLIN COUNTY
        General Obligation                                      4.25%     11/01/06            715             758
     NEW YORK CITY
        General Obligation, Series 1994H                        4.75%     03/15/07          3,000           3,140
        General Obligation, Series 1997L                        5.10%     08/01/02            800             811
     NEW YORK CITY MUNICIPAL ASSISTANCE CORP
        Revenue, Series 1997L                                   5.50%     07/01/03          2,000           2,102
     NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY
        Future Tax Secured Revenue, Series 1998B                5.25%     11/15/04          1,300           1,405
     NEW YORK STATE URBAN DEVELOPMENT CORP
     Correctional Facility Service Contract
        Revenue, Series 1998A                                   5.00%     01/01/05          1,000           1,061
                                                                                                        ---------
                                                                                                            9,277

     NORTH CAROLINA  4.6%

   + NORTH CAROLINA MUNICIPAL POWER AGENCY NO. 1
     Catawaba Electric
        Revenue, Series 1995A                                   5.10%     01/01/07          2,000           2,134
(10) Revenue, Series 1999A                                      5.75%     01/01/09          3,000           3,307
                                                                                                        ---------
                                                                                                            5,441


See the Financial Notes, which are integral to this information.

     ISSUER
     PROJECT                                                              MATURITY     FACE VALUE      MKT. VALUE
        TYPE OF SECURITY, SERIES                                RATE        DATE       ($ x 1,000)     ($ x 1,000)
     OHIO  6.1%

 (6) OHIO BUILDING AUTHORITY
     Administrative Building Fund Project
        Revenue, Series 1998A                                   5.13%     10/01/06          3,580           3,888
 (9) OHIO HIGHER EDUCATION
     Capital Facilities Project
        Revenue, Series II-A                                    5.50%     12/01/08          3,000           3,331
                                                                                                        ---------
                                                                                                            7,219

     OREGON  2.5%

 +o= OREGON DEPARTMENT OF ADMINISTRATIVE SERVICES
        Series 2002C                                            5.00%     11/01/07          2,705           2,908

     PENNSYLVANIA  4.8%

   + PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY
        Economic Development Revenue                            7.00%     07/01/07          1,000           1,170
+(2) PHILADELPHIA
        Water & Wastewater Revenue, Series 2001B                5.50%     11/01/11          4,000           4,432
                                                                                                        ---------
                                                                                                            5,602

     PUERTO RICO  2.8%

+(8) PUERTO RICO MUNICIPAL FINANCE AGENCY
        General Obligation, Series 1999A                        5.50%     08/01/08          3,000           3,345

     SOUTH CAROLINA  2.6%

   + CHARLESTON COUNTY
     Care Alliance Health Services
        Revenue, Series 1999A                                   4.25%     08/15/07          3,000           3,097

     TEXAS  4.8%

   + DENTON UTILITY SYSTEM
        Revenue Refunding & Improvement                         5.00%     12/01/12          2,030           2,147
     FORT WORTH
        Refunding & Improvement General Obligation              5.00%     03/01/10          1,090           1,157
     HOUSTON PORT AUTHORITY
     Harris County Port Improvement Project
        General Obligation, Series 2001B                        5.25%     10/01/10          2,205           2,354
                                                                                                        ---------
                                                                                                            5,658

     WASHINGTON  10.5%

   + PORT OF SEATTLE
        Revenue, Series 1996B                                   5.50%     09/01/02          2,775           2,828
        Passenger Facility
        Revenue, Series 1998B                                   5.00%     12/01/07          1,395           1,482
   + SNOHOMISH COUNTY
        General Obligation Refunding                            4.50%     12/01/12          1,920           1,936


See the Financial Notes, which are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS


PORTFOLIO HOLDINGS  Continued
As of February 28, 2002; unaudited.

     ISSUER
     PROJECT                                                              MATURITY     FACE VALUE      MKT. VALUE
        TYPE OF SECURITY, SERIES                                RATE        DATE       ($ x 1,000)     ($ x 1,000)
  +o WASHINGTON STATE DEPARTMENT OF ECOLOGY
        Refunding                                               4.75%     04/01/12          1,710           1,752
+(3) WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM
     Nuclear Project No. 2
        Revenue, Series 1993A                                   5.70%     07/01/08          4,000           4,412
                                                                                                        ---------
                                                                                                           12,410

     WISCONSIN  1.8%

     WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
   + Aurora Medical Group, Inc. Project
        Revenue, Series 1996                                    4.90%     11/15/02          1,000           1,024
     Carroll College, Inc. Project
        Revenue, Series 1998                                    4.80%     10/01/06          1,000           1,042
                                                                                                        ---------
                                                                                                            2,066

     VARIABLE RATE OBLIGATIONS  14.6%
     ------------------------------------------------------------------------------------------------------------

     ALASKA  2.5%

   + VALDEZ MARINE TERMINAL
     Exxon Pipeline Co. Project
        Revenue Refunding, Series 1993A                         1.25%     03/01/02            700             700
        Revenue Refunding, Series 1993B                         1.25%     03/01/02          1,450           1,450
        Revenue Refunding, Series 1993C                         1.25%     03/01/02            850             850
                                                                                                        ---------
                                                                                                            3,000

     CALIFORNIA  0.8%

   + WESTERN RIVERSIDE COUNTY REGIONAL WASTEWATER AUTHORITY
     Regulated Wastewater Treatment
        Revenue                                                 1.30%     03/01/02            900             900

     GEORGIA  0.1%

   + FULTON COUNTY RESIDENTIAL CARE FACILITIES
     Lenbrook Square Foundation
        Revenue Refunding                                       1.30%     02/28/02            100             100

     MISSISSIPPI  1.3%

   + JACKSON COUNTY POLLUTION CONTROL
     Chevron U.S.A., Inc. Project
        Revenue Refunding                                       1.25%     03/01/02          1,500           1,500

     NEW MEXICO  0.8%

   + FARMINGTON
     Arizona Public Service Co.
        Pollution Control Revenue Refunding, Series 1994A       1.30%     03/01/02          1,000           1,000

     NEW YORK  1.1%

   + LONG ISLAND POWER AUTHORITY
     Electric System
        Revenue, Series 2 Subseries 2B                          1.25%     03/01/02          1,300           1,300


See the Financial Notes, which are integral to this information.

     ISSUER
     PROJECT                                                              MATURITY     FACE VALUE      MKT. VALUE
        TYPE OF SECURITY, SERIES                                RATE        DATE       ($ x 1,000)     ($ x 1,000)
     OREGON 1.2%

   + OREGON ECONOMIC DEVELOPMENT AUTHORITY
     Newsprint Co. Project
        Revenue, Series 202                                     1.45%     03/01/02          1,400           1,400

     TENNESSEE 3.4%

+(5) CLARKSVILLE TENNESSEE PUBLIC BUILDING AUTHORITY
        Pooled Financing Revenue                                1.30%     03/01/02          4,000           4,000

     TEXAS 1.8%

   + GULF COAST WASTE DISPOSAL AUTHORITY
     Amoco Oil Project
        Pollution Control Revenue Refunding                     1.25%     03/01/02            900             900
   + LOWER NECHES VALLEY RIVER AUTHORITY
     ExxonMobil Project
        Revenue Refunding, Series 2001A                         1.25%     03/01/02          1,300           1,300
                                                                                                        ---------
                                                                                                            2,200

     WYOMING 1.6%

   + LINCOLN COUNTY
     ExxonMobil Project
        Pollution Control Revenue, Series 1987C                 1.35%     03/01/02             50              50
   + UINTA COUNTY
     Chevron USA, Inc. Project
        Pollution Control Revenue Refunding                     1.25%     03/01/02          1,300           1,300
        Pollution Control Revenue, Series 1992-E17              1.25%     03/01/02            500             500
                                                                                                        ---------
                                                                                                            1,850


     OTHER INVESTMENT COMPANIES  0.0% of investments

                                                                                                       MKT. VALUE
     SECURITY AND NUMBER OF SHARES                                                                     ($ x 1,000)
     PROVIDENT INSTITUTIONAL FUNDS --
     MUNI FUND PORTFOLIO     1,139                                                                              1

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS


Statement of
ASSETS AND LIABILITIES
As of February 28, 2002; unaudited. All numbers x 1,000 except NAV.


ASSETS
-----------------------------------------------------------------
Investments, at market value                           $ 118,005 a
Receivables:
   Fund shares sold                                          136
   Interest                                                1,159
Prepaid expenses                                     +        21
                                                     ------------
TOTAL ASSETS                                             119,321

LIABILITIES
-----------------------------------------------------------------
Payables:
   Fund shares redeemed                                      168
   Dividends to shareholders                                  87
   Investments bought                                      2,912
   Investment advisor and administrator fees                   1
   Transfer agent and shareholder service fees                 4
Accrued expenses                                     +        35
                                                     ------------
TOTAL LIABILITIES                                          3,207

NET ASSETS
-----------------------------------------------------------------
TOTAL ASSETS                                             119,321
TOTAL LIABILITIES                                    -     3,207
                                                     ------------
NET ASSETS                                             $ 116,114

NET ASSETS BY SOURCE
Capital received from investors                          114,145
Net investment income not yet distributed                     51 b
Net realized capital losses                                 (583)
Net unrealized capital gains                               2,501 b

NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$116,114         11,121            $10.44


a The fund's amortized cost for these securities was $115,504. Not counting short-term obligations, the fund paid $21,764 for securities during the reporting period, and received $18,880 from securities it sold or that matured. This includes $39,850 in transactions with other SchwabFunds(R).

b Beginning this year, the fund is required to recognize discount of fixed income securities as part of interest income resulting in the following reclassification:

   Net unrealized capital gains               ($9)
   Reclassified as:
   Net investment income not
     yet distributed                           $9

FEDERAL TAX DATA

COST BASIS OF PORTFOLIO                  $115,504
NET UNREALIZED GAINS AND LOSSES:
Gains                                    $  2,584
Losses                                 +      (83)
                                       ----------
                                         $  2,501


UNUSED CAPITAL LOSSES:

Expires 08/31 of:                      Loss amount
  2003                                   $    108
  2004                                        296
  2009                                 +      146
                                       ----------
                                         $    550

DEFERRED CAPITAL LOSSES                  $     66


See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For September 1, 2001 through February 28, 2002; unaudited. All numbers x 1,000.


INVESTMENT INCOME
-------------------------------------------------------------
Interest                                             $ 2,208

NET REALIZED GAINS
-------------------------------------------------------------
Net realized gains on investments sold                    34

NET UNREALIZED LOSSES
-------------------------------------------------------------
Net unrealized losses on investments                    (128)

EXPENSES
-------------------------------------------------------------
Investment adviser and administrator fees                171 a
Transfer agent and shareholder service fees              143 b
Trustees' fees                                             6 c
Custodian and portfolio accounting fees                   36
Professional fees                                         12
Registration fees                                         18
Shareholder reports                                       14
Other expenses                                    +        7
                                                  -----------
Total expenses                                           407
Expense reduction                                 -      127 d
                                                  -----------
NET EXPENSES                                             280

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------
TOTAL INVESTMENT INCOME                                2,208
NET EXPENSES                                      -      280
                                                  -----------
NET INVESTMENT INCOME                                  1,928
NET REALIZED GAINS                                        34 e
NET UNREALIZED LOSSES                             +     (128) e
                                                  -----------
INCREASE IN NET ASSETS FROM OPERATIONS               $ 1,834

a Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e  These add up to a net loss on investments of $94.


See the Financial Notes, which are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS


Statements of
CHANGES IN NET ASSETS
For the current and prior reporting periods. All numbers x 1,000.
Figures for 9/1/01 - 2/28/02 are unaudited.

OPERATIONS
---------------------------------------------------------------------------
                                         9/1/01-2/28/02     9/1/00-8/31/01
Net investment income                            $1,928             $3,393
Net realized gains or losses                         34                (66)
Net unrealized gains or losses           +         (128)             3,074
                                         ----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS            1,834              6,401

DISTRIBUTIONS PAID
---------------------------------------------------------------------------
Dividends from net investment income             $1,858             $3,399

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------
                             9/1/01-2/28/02              9/1/00-8/31/01
                          QUANTITY        VALUE      QUANTITY        VALUE
Shares sold                  3,828     $ 39,865         4,579     $ 46,950
Shares reinvested              128        1,330           236        2,418
Shares redeemed         +   (3,317)     (34,313)       (1,893)     (19,359)
                        ---------------------------------------------------
NET INCREASE                   639     $  6,882         2,922     $ 30,009


SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------
                              9/1/01 - 2/28/02           9/1/00 - 8/31/01
                            SHARES   NET ASSETS        SHARES   NET ASSETS
Beginning of period         10,482     $109,256         7,560     $ 76,245
Total increase          +      639        6,858         2,922       33,011 a
                        ---------------------------------------------------
END OF PERIOD               11,121     $116,114        10,482     $109,256 b

a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $51 at the end of the current period and distributions in excess of net investment income in the amount of $28 at the end of the prior period.


See the Financial Notes, which are integral to this information.

SCHWAB
LONG-TERM TAX-FREE BOND FUND

[PHOTO OF JOANNE LARKIN]


"Despite the market volatility, the fund performed well relative to its peer group."

     Portfolio Manager
     Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in 1992, she worked for more than eight years in fixed income asset management and research.


TICKER SYMBOL          SWNTX

[GRAPHIC]

                           INTEREST RATE
                          SENSITIVITY 1,2
CREDIT QUALITY 1     SHORT     MEDIUM     LONG
 HIGH                 / /       / /       /X/
 MEDIUM               / /       / /       / /
 LOW                  / /       / /       / /

This fund is designed for individuals in higher tax brackets who are interested in high current tax-free income and can accept a higher degree of risk to their investment.

THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION. 3


MANAGER'S PERSPECTIVE

A SERIES OF NEGATIVE EVENTS RATTLED INVESTOR CONFIDENCE DURING THE REPORT PERIOD. The events of 9/11, credit concerns in corporate markets and continued economic weakness created a difficult environment for investors. The Fed acted quickly to renew confidence by further reducing short-term rates from 3.50% to 1.75% over the last four months of 2001. Despite volatility in bond yields and prices, fixed income securities continued to perform well relative to other asset classes as the report period closed.

MUNI YIELDS DECLINED THROUGHOUT THE PERIOD, ALTHOUGH NOT AS SEVERELY AS THOSE OF TREASURIES. With yields at low levels, muni issuers were very active, seeking to lock in lower financing rates. The fund's share price did fluctuate with the volatility in bond yields and prices, although the net change for the period was relatively small.

THE FUND MAINTAINED A RELATIVELY LONG AVERAGE MATURITY DURING THE REPORT PERIOD. We sold bond issues before they were called by issuers in response to falling interest rates. This helped us avoid having to reinvest the capital from these bonds at historically low rates. The fund also continued to focus on bonds in the two highest rating categories.

1  Source: Morningstar, Inc.

2 Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/02, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories:
   Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than
   4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 The income you receive from the fund may be subject to state and local income taxes. A portion of income also may be subject to the alternative minimum tax
   (AMT).

SCHWAB LONG-TERM TAX-FREE BOND FUND


PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 2/28/02

This chart compares performance of the fund with the Lehman Brothers General Municipal Bond Index and the Morningstar Municipal National Long Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 4.45% 1 and its taxable-equivalent yield was 7.25%. 1,2

[BAR CHART]

                                                  6 MONTHS 4      1 YEAR      5 YEAR     SINCE INCEPTION: 9/11/92
FUND 1                                               1.60%         6.66%       5.83%              6.12%
LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX         1.99%         6.84%       6.37%              6.51%
PEER GROUP AVERAGE 3                                 0.72%         5.60%       5.00%                --


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers General Municipal Bond Index.

[LINE CHART]

                                                       Lehman Brothers
                                                      General Municipal
                          Fund                            Bond Index
11-Sep-92                10,000                            10,000
30-Sep-92                 9,867                             9,923
31-Oct-92                 9,515                             9,826
30-Nov-92                 9,912                            10,002
31-Dec-92                10,092                            10,104
31-Jan-93                10,240                            10,221
28-Feb-93                10,682                            10,591
31-Mar-93                10,484                            10,479
30-Apr-93                10,632                            10,585
31-May-93                10,690                            10,644
30-Jun-93                10,883                            10,822
31-Jul-93                10,879                            10,836
31-Aug-93                11,157                            11,062
30-Sep-93                11,298                            11,188
31-Oct-93                11,315                            11,209
30-Nov-93                11,201                            11,111
31-Dec-93                11,465                            11,345
31-Jan-94                11,588                            11,475
28-Feb-94                11,274                            11,177
31-Mar-94                10,791                            10,722
30-Apr-94                10,858                            10,813
31-May-94                10,970                            10,907
30-Jun-94                10,870                            10,840
31-Jul-94                11,085                            11,044
31-Aug-94                11,109                            11,083
30-Sep-94                10,921                            10,920
31-Oct-94                10,657                            10,726
30-Nov-94                10,381                            10,532
31-Dec-94                10,658                            10,764
31-Jan-95                11,050                            11,072
28-Feb-95                11,381                            11,394
31-Mar-95                11,514                            11,524
30-Apr-95                11,483                            11,538
31-May-95                11,918                            11,906
30-Jun-95                11,735                            11,802
31-Jul-95                11,836                            11,914
31-Aug-95                11,971                            12,065
30-Sep-95                12,056                            12,141
31-Oct-95                12,250                            12,317
30-Nov-95                12,443                            12,521
31-Dec-95                12,591                            12,642
31-Jan-96                12,640                            12,738
29-Feb-96                12,520                            12,651
31-Mar-96                12,366                            12,489
30-Apr-96                12,319                            12,454
31-May-96                12,311                            12,449
30-Jun-96                12,484                            12,585
31-Jul-96                12,599                            12,699
31-Aug-96                12,553                            12,697
30-Sep-96                12,780                            12,875
31-Oct-96                12,948                            13,020
30-Nov-96                13,188                            13,258
31-Dec-96                13,117                            13,203
31-Jan-97                13,097                            13,228
28-Feb-97                13,223                            13,350
31-Mar-97                12,987                            13,172
30-Apr-97                13,146                            13,283
31-May-97                13,358                            13,482
30-Jun-97                13,502                            13,626
31-Jul-97                13,933                            14,004
31-Aug-97                13,728                            13,872
30-Sep-97                13,927                            14,037
31-Oct-97                14,025                            14,127
30-Nov-97                14,146                            14,210
31-Dec-97                14,408                            14,418
31-Jan-98                14,556                            14,566
28-Feb-98                14,529                            14,571
31-Mar-98                14,565                            14,584
30-Apr-98                14,488                            14,518
31-May-98                14,750                            14,747
30-Jun-98                14,806                            14,805
31-Jul-98                14,853                            14,842
31-Aug-98                15,074                            15,072
30-Sep-98                15,252                            15,260
31-Oct-98                15,228                            15,260
30-Nov-98                15,282                            15,314
31-Dec-98                15,292                            15,352
31-Jan-99                15,471                            15,535
28-Feb-99                15,369                            15,466
31-Mar-99                15,405                            15,488
30-Apr-99                15,421                            15,527
31-May-99                15,257                            15,437
30-Jun-99                14,904                            15,214
31-Jul-99                14,909                            15,269
31-Aug-99                14,570                            15,147
30-Sep-99                14,499                            15,153
31-Oct-99                14,172                            14,989
30-Nov-99                14,388                            15,148
31-Dec-99                14,180                            15,035
31-Jan-00                14,064                            14,970
29-Feb-00                14,297                            15,144
31-Mar-00                14,787                            15,475
30-Apr-00                14,640                            15,384
31-May-00                14,497                            15,304
30-Jun-00                15,007                            15,710
31-Jul-00                15,237                            15,928
31-Aug-00                15,527                            16,173
30-Sep-00                15,376                            16,089
31-Oct-00                15,625                            16,265
30-Nov-00                15,809                            16,388
31-Dec-00                16,387                            16,793
31-Jan-01                16,416                            16,959
28-Feb-01                16,458                            17,014
31-Mar-01                16,605                            17,167
30-Apr-01                16,371                            16,981
31-May-01                16,533                            17,165
30-Jun-01                16,675                            17,280
31-Jul-01                16,947                            17,535
31-Aug-01                17,279                            17,825
30-Sep-01                17,164                            17,764
31-Oct-01                17,404                            17,976
30-Nov-01                17,258                            17,825
31-Dec-01                17,009                            17,655
31-Jan-02                17,350                            17,961
28-Feb-02                17,555                            18,178

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (38.6%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 2/28/02, the total number of funds in the Municipal National Long Bond Fund category for the six-month, one- and five-year periods was 334, 336 and 248, respectively.

4  Not annualized.

FUND FACTS

TOP TEN HOLDINGS 1  as of 2/28/02

                                                                                            PERCENTAGE OF
     SECURITY                                                     RATE     MATURITY DATE     INVESTMENTS
(1)  KING COUNTY General Obligation, Series D                     5.75%       12/01/11          4.7%
(2)  DALLAS FORT WORTH INTERNATIONAL AIRPORT
        Revenue, Series 2000A                                     6.00%       11/01/24          4.5%
(3)  HOUSTON HIGHER EDUCATION FINANCING CORP.
         Rice University Project, Revenue, Series 1999A           5.38%       11/15/29          4.3%
(4)  WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
         Catholic Health Initiatives, Revenue, Series 2000A       6.00%       12/01/20          4.0%
(5)  CLARK COUNTY SCHOOL DISTRICT NO. 117
        General Obligation                                        5.50%       12/01/17          3.8%
(6)  HOUSTON AIRPORT SYSTEM
        Revenue, Series 2000B                                     5.50%       07/01/30          3.7%
(7)  AUSTIN UTILITIES SYSTEM  Revenue Refunding                   5.13%       11/15/16          3.7%
(8)  AMERICAN PUBLIC ENERGY AGENCY   Nebraska Public Gas
         Agency Project, Gas Supply Revenue, Series 1998C         4.00%       09/01/07          3.6%
(9)  ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
     Ascension Health Credit, Revenue, Series 1999A-1             5.75%       11/15/29          3.2%

(10) ILLINOIS HEALTH FACILITIES AUTHORITY
     Northwestern Memorial Hospital, Revenue, Series 2002A        1.25%       03/07/02          3.0%
---------------------------------------------------------------------------------------------------------
     TOTAL                                                                                     38.5%


DIVIDENDS PAID in each fiscal year

[BAR CHART]

                INCOME DIVIDENDS
                   PER SHARE
1992 2                0.17
1993 3                0.36
1994                  0.52
1995                  0.53
1996                  0.52
1997                  0.53
1998                  0.53
1999                  0.50
2000                  0.50
2001                  0.50
2002 4                0.23

1 This list is not a recommendation of any security by the adviser. Portfolio holdings may have changed since the report date.

2  Period from the fund's inception on 9/11/92 through 12/31/92.

3  For the eight-month period ended 8/31/93.

4  For the six-month period ended 2/28/02.

SCHWAB LONG-TERM TAX-FREE BOND FUND


FUND FACTS Continued


COMPOSITION OF THE FUND'S PORTFOLIO as of 2/28/02

All figures are shown as a percentage of the fund's investments. Portfolio holdings may have changed since the report date.


BY SECURITY TYPE

[PIE CHART}

1.   100.0%     Municipal Bonds


BY CREDIT QUALITY 1

[PIE CHART}

1.    85.5%     AAA
2.    14.4%     AA
3.     0.1%     A


BY MATURITY

[PIE CHART}

1.     6.5%     0-1 Year
2.    11.1%     2-10 Years
3.    47.9%     11-20 Years
4.    34.5%     21-30 Years
5.     0.0%     More than 30 Years


STATISTICS as of 2/28/02

                                                  PEER GROUP
                                       FUND       AVERAGE 2
=============================================================
Number of Holdings                       46          203
-------------------------------------------------------------
12-Month Yield                         4.47%        4.55%
-------------------------------------------------------------
Weighted Average Rate                  5.40%        5.68%
-------------------------------------------------------------
Weighted Average Maturity            17.5 yrs        N/A
-------------------------------------------------------------
Weighted Average Duration            10.5 yrs      8.2 yrs
-------------------------------------------------------------
Weighted Average Credit Quality        AAA            AA
-------------------------------------------------------------


EXPENSE RATIO as of 2/28/02

[BAR CHART]

FUND                    0.49%
PEER GROUP AVERAGE      1.18% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 2/28/02, there were 347 funds in the Municipal National Long Bond Fund category.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                        9/1/01-    9/1/00-    9/1/99-     9/1/98-    9/1/97-    9/1/96-
                                                        2/28/02    8/31/01    8/31/00     8/31/99    8/31/98    8/31/97
-----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
=======================================================================================================================
Net asset value at beginning of period                   10.87      10.24      10.11       11.01      10.53      10.13
                                                        ---------------------------------------------------------------
Income from investment operations:
    Net investment income                                 0.24       0.50       0.50        0.50       0.53       0.53
    Net realized and unrealized gains or losses          (0.07)      0.63       0.13       (0.85)      0.48       0.40
                                                        ---------------------------------------------------------------
    Total income or loss from investment operations       0.17       1.13       0.63       (0.35)      1.01       0.93
Less distributions:
    Dividends from net investment income                 (0.23)     (0.50)     (0.50)      (0.50)     (0.53)     (0.53)
    Distributions from net realized gains                   --         --         --       (0.05)        --         --
                                                        ---------------------------------------------------------------
    Total distributions                                  (0.23)     (0.50)     (0.50)      (0.55)     (0.53)     (0.53)
                                                        ---------------------------------------------------------------
Net asset value at end of period                         10.81      10.87      10.24       10.11      11.01      10.53
                                                        ===============================================================
Total return (%)                                          1.60 1    11.29       6.59       (3.34)      9.81       9.36

RATIOS/SUPPLEMENTAL DATA (%)
=======================================================================================================================
Ratio of net operating expenses to
  average net assets                                      0.49 2     0.49       0.49 3      0.49       0.49       0.49
Expense reductions reflected in above ratio               0.26 2     0.25       0.26        0.32       0.37       0.53
Ratio of net investment income to
  average net assets                                      4.47 2     4.73       5.11        4.59       4.76       5.09
Portfolio turnover rate                                     11         35         25          35         39         61
Net assets, end of period ($ x 1,000,000)                   81         88         76          90         70         47

1  Not annualized.

2  Annualized.

3 Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


PORTFOLIO HOLDINGS
As of February 28, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding
 +   Credit-enhanced security
 o   Certificate of Participation
 =   Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the legal stated maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

100.0%   MUNICIPAL BONDS
         Market Value: $82,365
         Cost: $78,751

         OTHER INVESTMENT COMPANIES
         Market Value: $24
         Cost: $24
-----------------------------------
100.0%   TOTAL INVESTMENTS
         Market Value: $82,389
         Cost: $78,775


MUNICIPAL BONDS 100.0% of investments

     ISSUER
     PROJECT                                                              MATURITY     FACE VALUE      MKT. VALUE
        TYPE OF SECURITY, SERIES                                RATE        DATE       ($ x 1,000)     ($ x 1,000)
     FIXED-RATE OBLIGATIONS  93.5%
     -------------------------------------------------------------------------------------------------------------

     COLORADO  1.3%

   + DENVER CITY & COUNTY EXCISE TAX
     Colorado Convention Center Project
        Revenue, Series 2001A                                   5.50%     09/01/17          1,000           1,061

     FLORIDA  3.2%

+(9) ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
     Ascension Health Credit
        Revenue, Series 1999A-1                                 5.75%     11/15/29          2,500           2,643

     GEORGIA  1.5%

  +o GEORGIA MUNICIPAL ASSOCIATION, INC
     City Court Atlanta Project                                 5.25%     12/01/26          1,250           1,270

     HAWAII  2.1%

   + HAWAII
        General Obligation, Series 1999                         5.88%     09/01/09          1,500           1,717

     INDIANA  1.2%

   + MARION COUNTY CONVENTION & RECREATIONAL FACILITIES
        AUTHORITY
        Excise Tax Lease Revenue, Series A                      5.00%     06/01/21          1,000           1,001

     KENTUCKY  1.2%

   + JEFFERSON COUNTY HEALTH FACILITIES
     University Medical Center, Inc. Project
        Revenue                                                 5.25%     07/01/22          1,000           1,006


See the Financial Notes, which are integral to this information.

     ISSUER
     PROJECT                                                              MATURITY     FACE VALUE      MKT. VALUE
        TYPE OF SECURITY, SERIES                                RATE        DATE       ($ x 1,000)     ($ x 1,000)
     MARYLAND  0.5%

     MARYLAND DEPARTMENT OF HOUSING & COMMUNITY DEVELOPMENT
        Revenue, Series 1996A                                   5.88%     07/01/16            355             374

     MICHIGAN  4.0%

   + EASTERN MICHIGAN UNIVERSITY BOARD OF REGENTS
        Revenue                                                 5.50%     06/01/17          2,000           2,238

   + WAYNE COUNTY COMMUNITY COLLEGE
     Community College Improvement
        General Obligation                                      5.50%     07/01/19          1,000           1,045
                                                                                                        ---------
                                                                                                            3,283
     MINNESOTA  2.4%

   + MINNEAPOLIS ST. PAUL METROPOLITAN AIRPORT COMMISSION
        Revenue, Sub-Series C                                   5.25%     01/01/26          2,000           2,012

     MISSISSIPPI  5.5%

   + MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
     Mississippi Baptist Medical Center
        Revenue Refunding                                       6.00%     05/01/13          2,150           2,342

  +o WALNUT GROVE CORRECTIONAL AUTHORITY
                                                                6.00%     11/01/19          2,000           2,195
                                                                                                        ---------
                                                                                                            4,537

     NEBRASKA  3.6%

+(8) AMERICAN PUBLIC ENERGY AGENCY
     Nebraska Public Gas Agency Project
        Gas Supply Revenue, Series 1998C                        4.00%     09/01/07          3,000           2,996

     NEVADA  2.5%

   + DIRECTOR OF THE STATE OF NEVADA DEPARTMENT OF BUSINESS
     & INDUSTRY
     Las Vegas Monorail Project
        1st Tier Revenue                                        5.63%     01/01/32          2,000           2,080

     OREGON  4.5%

   + COLUMBIA RIVER PEOPLES UTILITY DISTRICT
        Electric Systems Revenue, Series 2000B                  5.50%     12/01/19          1,180           1,234

   + MORROW COUNTY SCHOOL DISTRICT NO. 001
        General Obligation                                      5.63%     06/15/16          2,235           2,436
                                                                                                        ---------
                                                                                                            3,670

     PENNSYLVANIA  6.1%

     PENNSYLVANIA HIGHER EDUCATION FACILITIES AUTHORITY
     University of Pennsylvania Health Services
        Revenue, Series 1996A                                   5.75%     01/01/17          2,000           2,039

   + PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT
        Lease Revenue, Series B                                 5.13%     10/01/26          1,500           1,493

   + SENECA VALLEY SCHOOL DISTRICT
        General Obligation Refunding, Series 1998AA             5.15%     02/15/20          1,500           1,518
                                                                                                        ---------
                                                                                                            5,050


See the Financial Notes, which are integral to this information.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of February 28, 2002; unaudited.

     ISSUER
     PROJECT                                                              MATURITY     FACE VALUE      MKT. VALUE
        TYPE OF SECURITY, SERIES                                RATE        DATE       ($ x 1,000)     ($ x 1,000)

     RHODE ISLAND  1.3%

     RHODE ISLAND HOUSING & MORTGAGE FINANCE CORP.
     Homeownership Opportunity Project
        Revenue, Series 10A                                     6.50%     10/01/22          1,000           1,027

     TEXAS  28.2%

+(7) AUSTIN UTILITIES SYSTEM
        Revenue Refunding                                       5.13%     11/15/16          3,000           3,064
   + BRAZOS RIVER AUTHORITY
     Houston Industries, Inc. Project
        Revenue, Series 1998A                                   5.13%     05/01/19          1,750           1,768
   + CONROE INDEPENDENT SCHOOL DISTRICT
        General Obligation Refunding, Series 1997B              5.25%     02/15/21          1,000           1,011
+(2) DALLAS FORT WORTH INTERNATIONAL AIRPORT
        Revenue, Series 2000A                                   6.00%     11/01/24          3,500           3,682
   + ELGIN INDEPENDENT SCHOOL DISTRICT
        General Obligation Refunding                            5.25%     10/01/24          2,000           2,019
   + HARRIS COUNTY HOSPITAL DISTRICT
        Revenue Refunding                                       6.00%     02/15/16          1,000           1,101
+(6) HOUSTON AIRPORT SYSTEM
        Revenue, Series 2000B                                   5.50%     07/01/30          3,000           3,070
 (3) HOUSTON HIGHER EDUCATION FINANCING CORP.
     Rice University Project
        Revenue, Series 1999A                                   5.38%     11/15/29          3,500           3,549
   * HOUSTON WATER & SEWER SYSTEM
        Junior Lien Revenue Refunding, Series A                 5.00%     12/01/30          2,500           2,426
   + TEXAS SOUTHERN UNIVERSITY
        Revenue Refunding, Series 1998A-1                       4.75%     11/01/17          1,545           1,523
                                                                                                        ---------
                                                                                                           23,213

     VERMONT  2.6%

   + VERMONT EDUCATIONAL & HEALTH BUILDINGS FINANCING AGENCY
     Fletcher Allen Health
        Hospital Revenue, Series 2000A                          6.00%     12/01/23          2,000           2,163

     WASHINGTON  20.5%

+(5) CLARK COUNTY SCHOOL DISTRICT NO. 117
        General Obligation                                      5.50%     12/01/17          3,000           3,124
     KING COUNTY
 (1)    General Obligation, Series 1997D                        5.75%     12/01/11          3,500           3,863
   + King Street Center Project
        Lease Revenue                                           5.13%     06/01/17          1,000           1,015
     KING COUNTY SCHOOL DISTRICT NO. 415
        General Obligation, Series 1993A                        5.55%     12/01/11            500            555
   + OCEAN SHORES
        Water & Sewer Revenue                                   5.50%     12/01/21          2,000           2,069


See the Financial Notes, which are integral to this information.

      ISSUER
      PROJECT                                                              MATURITY     FACE VALUE      MKT. VALUE
         TYPE OF SECURITY, SERIES                                RATE        DATE       ($ x 1,000)     ($ x 1,000)
      WASHINGTON STATE
         General Obligation, Series 1998A                        4.75%     07/01/20          1,000             961
    + WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
  (4) Catholic Health Initiatives
         Revenue, Series  2000A                                  6.00%     12/01/20          3,000           3,282
      Swedish Health System
         Revenue                                                 5.13%     11/15/18          2,000           2,013
                                                                                                         ---------
                                                                                                            16,882

      WISCONSIN  1.3%

    + WISCONSIN HEALTH & EDUCATION FACILITIES AUTHORITY
      Medical College of Wisconsin, Inc. Project
         Revenue                                                 5.50%     03/01/17          1,000           1,030

      VARIABLE RATE OBLIGATIONS  6.5%
      ------------------------------------------------------------------------------------------------------------

      CALIFORNIA 0.1%

    + IRVINE RANCH WATER DISTRICT
      Districts 105, 140, 240 & 290
         Consolidated Revenue Refunding, Series 1995             1.35%     03/01/02             50              50

      ILLINOIS  3.0%

+(10) ILLINOIS HEALTH FACILITIES AUTHORITY
      Northwestern Memorial Hospital
         Revenue, Series 2002A                                   1.25%     03/07/02          2,500           2,500

      MISSISSIPPI  0.9%

    + JACKSON COUNTY POLLUTION CONTROL
      Chevron U.S.A., Inc. Project
         Revenue Refunding                                       1.25%     03/01/02            700             700

      NEW YORK  0.2%

    + LONG ISLAND POWER AUTHORITY
         Electric System Revenue, Series 1998-2B                 1.25%     03/01/02            200             200

      TEXAS  2.3%

    + GULF COAST WASTE DISPOSAL AUTHORITY
      Amoco Oil Project
         Pollution Control Revenue Refunding                     1.25%     03/01/02          1,900           1,900


OTHER INVESTMENT COMPANIES 0.0% of investments

                                                                                                       MKT. VALUE
SECURITY AND NUMBER OF SHARES                                                                          ($ x 1,000)
PROVIDENT INSTITUTIONAL FUNDS --
MUNI FUND PORTFOLIO    23,969                                                                                  24

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


Statement of
ASSETS AND LIABILITIES
As of February 28, 2002; unaudited. All numbers x 1,000 except NAV.


ASSETS
----------------------------------------------------------------
Investments, at market value                            $82,389 a
Receivables:
   Fund shares sold                                           5
   Interest                                               1,053
Prepaid expenses                                    +        11
                                                    ------------
TOTAL ASSETS                                             83,458

LIABILITIES
----------------------------------------------------------------
Payables:
   Fund shares redeemed                                      52
   Dividends to shareholders                                 97
   Investments bought                                     2,397
   Transfer agent and shareholder service fees                3
Accrued expenses                                    +        27
                                                    ------------
TOTAL LIABILITIES                                         2,576

NET ASSETS
----------------------------------------------------------------
TOTAL ASSETS                                             83,458
TOTAL LIABILITIES                                   -     2,576
                                                    ------------
NET ASSETS                                              $80,882

NET ASSETS BY SOURCE
Capital received from investors                          80,217
Net investment income not yet distributed                   122 b
Net realized capital losses                              (3,071)
Net unrealized capital gains                              3,614 b


NET ASSET VALUE (NAV)

                   SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$80,882             7,480          $10.81


a The fund's amortized cost for these securities was $78,775. Not counting short-term obligations, the fund paid $8,490 for securities during the reporting period, and received $9,829 from securities it sold or that matured. This includes $21,070 in transactions with other SchwabFunds(R).

b Beginning this year, the fund is required to recognize discount of fixed income securities as part of interest income resulting in the following reclassification:

Net unrealized capital gains       ($72)
Reclassified as:
Net investment income not
   yet distributed                  $72


FEDERAL TAX DATA

COST BASIS OF PORTFOLIO                 $78,775
NET UNREALIZED GAINS AND LOSSES:
Gains                                   $ 3,614
Losses                               +       --
                                     -----------
                                        $ 3,614

UNUSED CAPITAL LOSSES:

Expires 08/31 of:                    Loss amount
    2008                                $   703
    2009                             +    2,253
                                     -----------
                                        $ 2,956

DEFERRED CAPITAL LOSSES                 $   237


See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For September 1, 2001 through February 28, 2002; unaudited. All numbers x 1,000.


INVESTMENT INCOME
-------------------------------------------------------------
Interest                                              $2,074

NET REALIZED GAINS
-------------------------------------------------------------
Net realized gains on investments sold                   122

NET UNREALIZED LOSSES
-------------------------------------------------------------
Net unrealized losses on investments                    (657)

EXPENSES
-------------------------------------------------------------
Investment adviser and administrator fees                125 a
Transfer agent and shareholder service fees              104 b
Trustees' fees                                             6 c
Custodian and portfolio accounting fees                   28
Professional fees                                         11
Registration fees                                         13
Shareholder reports                                       17
Other expenses                                      +      6
                                                    ---------
Total expenses                                           310
Expense reduction                                   -    106 d
                                                    ---------
NET EXPENSES                                             204

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------
TOTAL INVESTMENT INCOME                                2,074
NET EXPENSES                                        -    204
                                                    ---------
NET INVESTMENT INCOME                                  1,870
NET REALIZED GAINS                                       122 e
NET UNREALIZED LOSSES                               +   (657) e
                                                    ---------
INCREASE IN NET ASSETS FROM OPERATIONS                $1,335

a Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e  These add up to a net loss on investments of $535.


See the Financial Notes, which are integral to this information.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


Statements of
CHANGES IN NET ASSETS
For the current and prior reporting periods. All numbers x 1,000.
Figures for 9/1/01 - 2/28/02 are unaudited.

OPERATIONS

--------------------------------------------------------------------------
                                         9/1/01-2/28/02    9/1/00-8/31/01
Net investment income                           $ 1,870           $ 3,821
Net realized gains or losses                        122              (167)
Net unrealized gains or losses               +     (657)            4,998
                                             -----------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                   1,335             8,652

DISTRIBUTIONS PAID
--------------------------------------------------------------------------
Dividends from net investment income            $ 1,793           $ 3,828

TRANSACTIONS IN FUND SHARES

------------------------------------------------------------------------------
                                 9/1/01-2/28/02             9/1/00-8/31/01
                              QUANTITY        VALUE     QUANTITY        VALUE
Shares sold                      1,251     $ 13,421        2,464     $ 25,967
Shares reinvested                  108        1,163          233        2,447
Shares redeemed              +  (2,012)     (21,666)      (1,954)     (20,514)
                             -------------------------------------------------
NET INCREASE OR DECREASE          (653)    $ (7,082)         743     $  7,900

SHARES OUTSTANDING AND NET ASSETS

------------------------------------------------------------------------------
                                  9/1/01 - 2/28/02          9/1/00 - 8/31/01
                                SHARES   NET ASSETS       SHARES   NET ASSETS
Beginning of period              8,133     $ 88,422        7,390     $ 75,698
Total increase or
decrease                      +   (653)      (7,540)         743      12,724 a
                              ------------------------------------------------
END OF PERIOD                    7,480     $ 80,882        8,133     $ 88,422 b

a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $122 at the end of the current period and distributions in excess of net investment income in the amount of $27 at the end of the prior period.


See the Financial Notes, which are integral to this information.

SCHWAB

CALIFORNIA
SHORT/INTERMEDIATE
TAX-FREE BOND FUND

[PHOTO OF JOANNE LARKIN]
     " A dynamic market for short-term bonds helped the fund perform well, in spite of looming concerns about the state's budget."

Portfolio Manager
Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in 1992, she worked for more than eight years in fixed income asset management and research.


TICKER SYMBOL            SWCSX

[GRAPHIC]

                              INTEREST RATE
                             SENSITIVITY 1, 2
CREDIT QUALITY 1        SHORT     MEDIUM     LONG
HIGH                     /X/        / /       / /
MEDIUM                   / /        / /       / /
LOW                      / /        / /       / /

California taxpayers who are seeking double tax-free income along with the potential for lower volatility may want to consider this fund.

THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION. 3

MANAGER'S PERSPECTIVE

A SERIES OF NEGATIVE EVENTS RATTLED INVESTOR CONFIDENCE DURING THE REPORT PERIOD. The events of 9/11, credit concerns in corporate markets and continued economic weakness created a difficult environment for investors. The Fed acted quickly to renew confidence by further reducing short-term rates from 3.50% to 1.75% over the last four months of 2001. Despite volatility in bond yields and prices, fixed income securities continued to perform well relative to other asset classes as the report period closed.

MUNI YIELDS DECLINED THROUGHOUT THE PERIOD, ALTHOUGH NOT AS SEVERELY AS THOSE OF TREASURIES. With yields at low levels, muni issuers were very active, seeking to lock in lower financing rates. The fund's share price did fluctuate with the volatility in bond yields and prices, although the net change for the period was relatively small.

WE MAINTAINED A RELATIVELY LONG AVERAGE MATURITY DURING THE REPORT PERIOD. We sold bond issues before they were called by issuers in response to falling interest rates. This helped us avoid reinvesting the capital from these bonds at historically low rates. The fund also continued to focus on bonds in the two highest rating categories.

CALIFORNIA'S ECONOMIC SLOWDOWN IN 2001 REDUCED TAX REVENUES, and the state continued to cope with its energy situation. We are closely monitoring both the state's credit situation and the fund's holdings.

1  Source: Morningstar, Inc.

2 Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/02, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories:
   Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than
   4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3  A portion of income may be subject to the alternative minimum tax (AMT).

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS as of 2/28/02

This chart compares performance of the fund with the Lehman Brothers 3-Year Municipal Bond Index and the Morningstar Municipal Short Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 2.52%1 and its taxable-equivalent yield was 4.53%. 1,2

[BAR CHART]

                                                 6 MONTHS 4     1 YEAR     5 YEAR     SINCE INCEPTION: 4/21/93
FUND 1                                              1.69%        5.13%      4.74%               4.62%
LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX         2.78%        6.71%      5.31%               5.06%
PEER GROUP AVERAGE 3                                1.69%        4.95%      4.40%                 --


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index.

[LINE CHART]

                                                  Lehman Brothers
                                                  3-Year Municipal
                           Fund                      Bond Index
21-Apr-93                   10,000                      10,000
30-Apr-93                    9,990                       9,994
31-May-93                   10,037                      10,021
30-Jun-93                   10,136                      10,085
31-Jul-93                   10,157                      10,090
31-Aug-93                   10,257                      10,185
30-Sep-93                   10,328                      10,229
31-Oct-93                   10,340                      10,251
30-Nov-93                   10,310                      10,237
31-Dec-93                   10,444                      10,345
31-Jan-94                   10,517                      10,429
28-Feb-94                   10,372                      10,332
31-Mar-94                   10,188                      10,207
30-Apr-94                   10,239                      10,267
31-May-94                   10,272                      10,315
30-Jun-94                   10,253                      10,318
31-Jul-94                   10,356                      10,404
31-Aug-94                   10,390                      10,441
30-Sep-94                   10,350                      10,415
31-Oct-94                   10,280                      10,390
30-Nov-94                   10,167                      10,371
31-Dec-94                   10,227                      10,416
31-Jan-95                   10,350                      10,502
28-Feb-95                   10,503                      10,613
31-Mar-95                   10,598                      10,708
30-Apr-95                   10,614                      10,744
31-May-95                   10,826                      10,909
30-Jun-95                   10,809                      10,935
31-Jul-95                   10,925                      11,050
31-Aug-95                   11,030                      11,137
30-Sep-95                   11,090                      11,168
31-Oct-95                   11,174                      11,222
30-Nov-95                   11,256                      11,294
31-Dec-95                   11,296                      11,341
31-Jan-96                   11,366                      11,430
29-Feb-96                   11,358                      11,432
31-Mar-96                   11,308                      11,404
30-Apr-96                   11,325                      11,418
31-May-96                   11,332                      11,428
30-Jun-96                   11,393                      11,497
31-Jul-96                   11,466                      11,560
31-Aug-96                   11,483                      11,577
30-Sep-96                   11,557                      11,648
31-Oct-96                   11,634                      11,730
30-Nov-96                   11,742                      11,839
31-Dec-96                   11,737                      11,845
31-Jan-97                   11,776                      11,897
28-Feb-97                   11,837                      11,955
31-Mar-97                   11,762                      11,893
30-Apr-97                   11,815                      11,944
31-May-97                   11,916                      12,041
30-Jun-97                   11,991                      12,112
31-Jul-97                   12,139                      12,256
31-Aug-97                   12,120                      12,231
30-Sep-97                   12,196                      12,319
31-Oct-97                   12,227                      12,374
30-Nov-97                   12,268                      12,410
31-Dec-97                   12,346                      12,494
31-Jan-98                   12,433                      12,576
28-Feb-98                   12,459                      12,603
31-Mar-98                   12,467                      12,623
30-Apr-98                   12,435                      12,605
31-May-98                   12,540                      12,723
30-Jun-98                   12,568                      12,766
31-Jul-98                   12,635                      12,812
31-Aug-98                   12,749                      12,936
30-Sep-98                   12,863                      13,019
31-Oct-98                   12,892                      13,081
30-Nov-98                   12,931                      13,113
31-Dec-98                   12,942                      13,144
31-Jan-99                   13,054                      13,264
28-Feb-99                   13,054                      13,278
31-Mar-99                   13,073                      13,290
30-Apr-99                   13,088                      13,332
31-May-99                   13,067                      13,313
30-Jun-99                   12,966                      13,233
31-Jul-99                   13,034                      13,298
31-Aug-99                   13,024                      13,314
30-Sep-99                   13,090                      13,364
31-Oct-99                   13,042                      13,366
30-Nov-99                   13,108                      13,425
31-Dec-99                   13,027                      13,403
31-Jan-00                   13,092                      13,427
29-Feb-00                   13,145                      13,469
31-Mar-00                   13,257                      13,537
30-Apr-00                   13,193                      13,540
31-May-00                   13,238                      13,554
30-Jun-00                   13,440                      13,726
31-Jul-00                   13,579                      13,837
31-Aug-00                   13,717                      13,943
30-Sep-00                   13,680                      13,947
31-Oct-00                   13,766                      14,025
30-Nov-00                   13,810                      14,081
31-Dec-00                   13,971                      14,239
31-Jan-01                   14,189                      14,454
28-Feb-01                   14,189                      14,510
31-Mar-01                   14,253                      14,612
30-Apr-01                   14,119                      14,590
31-May-01                   14,290                      14,722
30-Jun-01                   14,361                      14,789
31-Jul-01                   14,502                      14,908
31-Aug-01                   14,670                      15,064
30-Sep-01                   14,669                      15,139
31-Oct-01                   14,794                      15,237
30-Nov-01                   14,720                      15,190
31-Dec-01                   14,655                      15,175
31-Jan-02                   14,823                      15,368
28-Feb-02                   14,917                      15,483

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (44.31%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 2/28/02, the total number of funds in the Municipal Short Bond Fund category for the six-month, one- and five-year periods was 113, 112 and 83, respectively.

4  Not annualized.

FUND FACTS

TOP TEN HOLDINGS 1  as of 2/28/02

                                                                                                  PERCENTAGE OF
     SECURITY                                                         RATE      MATURITY DATE      INVESTMENTS
(1)  CALIFORNIA
       RAN                                                            3.25%        06/28/02            3.9%

(2)  ALAMENDA COUNTY
       Certificate of Participation, Series 2001A                     5.38%        12/01/09            3.6%

(3)  SAN JOSE REDEVELOPMENT AGENCY
       Merged Area Redevelopment Project, Tax Allocation              4.00%        08/01/10            3.3%

(4)  BAY AREA GOVERNMENT ASSOCIATION Bay Area Rapid Transit
       Captial Grant, Revenue Tax Allocation, Series 1997A-6          4.50%        06/15/02            3.3%

(5)  WILLIAM S. HART UNION HIGH SCHOOL DISTRICT
       School Facilities Bridge Funding Project,
       Certificates of Participation                                  2.40%        01/15/04            3.2%

(6)  LOS ANGELES UNIFIED SCHOOL DISTRICT
       General Obligation, Series 2000D                               5.50%        07/01/10            2.9%

(7)  LONG BEACH HARBOR
       Revenue, Series 2000A                                          5.50%        05/15/10            2.9%

(8)  LONG BEACH HARBOR
       Revenue Refunding, Series 1998A                                5.50%        05/15/05            2.8%

(9)  CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
       Marshall Hospital, Insured Hospital Revenue, Series 1992A      6.63%        11/01/02            2.7%

(10) ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS
       Brandeis Hillel Day School Project, Revenue                    3.75%        08/01/06            2.6%
---------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                            31.2%


DIVIDENDS PAID in each fiscal year

[BAR CHART]

                 INCOME DIVIDENDS
                    PER SHARE
1993 2                0.13
1994                  0.37
1995                  0.42
1996                  0.43
1997                  0.43
1998                  0.41
1999                  0.39
2000                  0.39
2001                  0.40
2002 3                0.17

1 This list is not a recommendation of any security by the adviser. Portfolio holdings may have changed since the report date.

2  Period from the fund's inception on 4/21/93 through 8/31/93.

3  For the six-month period ended 2/28/02.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

FUND FACTS Continued


COMPOSITION OF THE FUND'S PORTFOLIO as of 2/28/02

All figures are shown as a percentage of the fund's investments. Portfolio holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

1.     100.0%    Municipal Bonds

BY CREDIT QUALITY 1

[PIE CHART]

1.      56.9%    AAA
2.      20.7%    AA
3.      14.8%    A
4.       2.3%    BBB
5.       5.3%    Short-Term Ratings

BY MATURITY

[PIE CHART]

1.      15.8%    0-6 Months
2.      22.4%    7-36 Months
3.      23.3%    37-60 Months
4.      38.5%    More than 60 Months


STATISTICS as of 2/28/02

                                                  PEER GROUP
                                      FUND        AVERAGE 2
=============================================================
Number of Holdings                      74            150
-------------------------------------------------------------
12-Month Yield                        3.47%          3.63%
-------------------------------------------------------------
Weighted Average Rate                 5.10%          5.16%
-------------------------------------------------------------
Weighted Average Maturity            4.2 yrs          N/A
-------------------------------------------------------------
Weighted Average Duration            3.7 yrs        2.9 yrs
-------------------------------------------------------------
Weighted Average Credit Quality        AA              AA
-------------------------------------------------------------


EXPENSE RATIO as of 2/28/02

[BAR CHART]

FUND                    0.49%
PEER GROUP AVERAGE      0.88% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 2/28/02, there were 115 funds in the Municipal Short Bond Fund category.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                           9/1/01-      9/1/00-      9/1/99-      9/1/98-      9/1/97-      9/1/96-
                                                           2/28/02      8/31/01      8/31/00      8/31/99      8/31/98      8/31/97
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
===================================================================================================================================
Net asset value at beginning of period                      10.51        10.22        10.09        10.26        10.16        10.04
                                                           ------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                    0.17         0.40         0.39         0.39         0.41         0.43
    Net realized and unrealized gains or losses              0.02         0.29         0.13        (0.17)        0.11         0.12
                                                           ------------------------------------------------------------------------
    Total income from investment operations                  0.19         0.69         0.52         0.22         0.52         0.55
Less distributions:
    Dividends from net investment income                    (0.17)       (0.40)       (0.39)       (0.39)       (0.42)       (0.43)
                                                           ------------------------------------------------------------------------
Net asset value at end of period                            10.53        10.51        10.22        10.09        10.26        10.16
                                                           ========================================================================
Total return (%)                                             1.69 1       6.95         5.32         2.16         5.19         5.54

RATIOS/SUPPLEMENTAL DATA (%)
===================================================================================================================================
Ratio of net operating expenses to
  average net assets                                         0.49 2       0.49         0.49 3       0.49         0.49         0.49
Expense reductions reflected in above ratio                  0.17 2       0.18         0.21         0.28         0.30         0.40
Ratio of net investment income to
  average net assets                                         3.29 2       3.83         3.91         3.81         4.02         4.21
Portfolio turnover rate                                        11           30           42            7            8           23
Net assets, end of period ($ x 1,000,000)                     157          145          124          126           96           59

1  Not annualized.

2  Annualized.

3  Would have been 0.50% if non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS
As of February 28, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding
 +   Credit-enhanced security
 o   Certificate of Participation

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the legal stated maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

100.0%    MUNICIPAL BONDS
          Market Value: $154,770
          Cost: $150,072

          OTHER INVESTMENT COMPANIES
          Market Value: $6
          Cost: $6
------------------------------------
100.0%    TOTAL INVESTMENTS
          Market Value: $154,776
          Cost: $150,078


MUNICIPAL BONDS 100.0% of investments

      ISSUER
      PROJECT                                                                    MATURITY    FACE VALUE     MKT. VALUE
        TYPE OF SECURITY, SERIES                                        RATE       DATE      ($ X 1,000)    ($ X 1,000)

      FIXED-RATE OBLIGATIONS  92.7%
      -----------------------------------------------------------------------------------------------------------------
      CALIFORNIA 88.3%

+(10) ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS
        Brandeis Hillel Day School Project
        Revenue                                                         3.75%    08/01/06          4,000          4,082

 o(2) ALAMENDA COUNTY
        Series 2001A                                                    5.38%    12/01/09          5,000          5,612

   +o ALAMEDA COUNTY
        Reference & Capital Projects                                    5.00%    12/01/06          3,480          3,834

      ALAMEDA PUBLIC FINANCING AUTHORITY
        Revenue                                                         4.85%    09/02/06          2,140          2,159

    + BAY AREA GOVERNMENT ASSOCIATION
      Bay Area Rapid Transit Capital Grant
        Revenue Tax Allocation, Series A                                5.00%    06/15/08          1,000          1,008
  (4)   Revenue Tax Allocation, Series 1997A-6                          4.50%    06/15/02          5,000          5,045

    + CALIFORNIA
        General Obligation                                              4.00%    11/01/05          3,000          3,137
        General Obligation                                              5.50%    12/01/11          1,665          1,891
  (1)   RAN                                                             3.25%    06/28/02          6,000          6,037

      CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
      Loyola Marymount University
        Revenue, Series 1992B                                           6.60%    10/01/02          1,450          1,523
      Mills College
        Revenue, Series 1992                                            6.88%    09/01/02            500            524


See the Financial Notes, which are integral to this information.

      ISSUER
      PROJECT                                                                    MATURITY    FACE VALUE     MKT. VALUE
        TYPE OF SECURITY, SERIES                                        RATE       DATE      ($ X 1,000)    ($ X 1,000)
    + Pooled College & University Projects
        Revenue, Series 1997A                                           5.05%    04/01/05          1,010          1,089
    + University of San Diego
        Revenue Refunding                                               4.50%    10/01/02          1,000          1,019

      CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
      Catholic Health Care West
        Insured Revenue, Series 1997A                                   5.00%    07/01/03          2,000          2,087
      Kaiser Permanente Hospital
        Revenue, Series 1998B                                           5.00%    10/01/08          2,500          2,646
 +(9) Marshall Hospital
        Insured Hospital Revenue, Series 1992A                          6.63%    11/01/02          4,000          4,222

      CALIFORNIA PUBLIC WORKS BOARD
        Energy Efficiency Revenue Refunding, Series 1998B               4.00%    09/01/06          1,155          1,217
      Regents University of California
        Lease Revenue Refunding, Series 1998A                           5.25%    12/01/07          2,000          2,194
    + Various Universities of California Projects
        Lease Revenue, Series 1992A                                     6.40%    12/01/02          2,000          2,117

      CALIFORNIA STATEWIDE COMMUNITY DEVELOPMENT AUTHORITY
      Kaiser Permanente Project
        Revenue, Series A                                               2.00%    01/02/03          3,000          3,006
    + Sherman Oaks Project
        Revenue Refunding, Series 1998A                                 5.00%    08/01/06          2,500          2,732
    o St. Joseph Health Systems Group
        Series 1994                                                     6.50%    07/01/04          2,000          2,250
        Series 1997                                                     5.00%    07/01/04            750            787
    o The Internet Group                                                4.13%    04/01/04          3,500          3,540

    + EL DORADO COUNTY PUBLIC AGENCY FINANCE AUTHORITY
        Revenue                                                         5.60%    02/15/12          3,000          3,265

    + FONTANA
      Senior Community Facilities District No. 2-A
        Special Tax Refunding, Series 1998                              4.10%    09/01/04          1,120          1,178

      FREMONT UNIFIED HIGH SCHOOL DISTRICT OF SANTA CLARA COUNTY
        General Obligation, Series 2000B                                5.75%    09/01/08          1,520          1,733

      FRESNO
    + Community Facilities District No. 3
        Special Tax, Series 1998                                        4.75%    09/01/05          1,240          1,251
      Holy Cross Health System - St. Agnes Medical Center
        Health Facility Revenue, Series 1991                            6.50%    06/01/02            550            568

      HUNTINGTON BEACH
      Huntington Village
        Multi-Family Housing Revenue, Series 2000A                      4.80%    09/01/07          2,970          2,975

    + INGLEWOOD REDEVELOPMENT AGENCY
      Merged Redeveloped Project
        Tax Allocation Refunding, Series 1998A                          3.88%    05/01/05            525            548

    + INTERMODAL CONTAINER TRANSFER FACILITY JOINT POWERS AUTHORITY
        Revenue Refunding, Series 1999A                                 5.00%    11/01/08          1,210          1,334
        Revenue Refunding, Series 1999A                                 5.00%    11/01/09          1,375          1,508


See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of February 28, 2002; unaudited.

     ISSUER
     PROJECT                                                                    MATURITY    FACE VALUE     MKT. VALUE
       TYPE OF SECURITY, SERIES                                        RATE       DATE      ($ x 1,000)    ($ x 1,000)
     LONG BEACH HARBOR
+(8)   Revenue Refunding, Series 1998A                                 5.50%    05/15/05          3,985          4,318
 (7)   Revenue, Series 2000A                                           5.50%    05/15/10          4,000          4,416

  +o LOS ANGELES
     American Academy of Dramatic Arts
       Series 2000A                                                    4.70%    11/01/05          1,300          1,376

   + LOS ANGELES COMMUNITY REDEVELOPMENT POOLED FINANCING AUTHORITY
     Beacon Street Project
       Revenue Refunding, Series 1998F                                 5.00%    09/01/07            810            890
     Monterey Project
       Revenue Refunding, Series 1998E                                 5.00%    09/01/07          1,570          1,725

     LOS ANGELES COUNTY TRANSPORTATION COMMISSION
     Proposition C
       Sales Tax Revenue, Second Series 1992A                          6.20%    07/01/04          3,000          3,284

     LOS ANGELES STATE BUILDING AUTHORITY
     California Department of General Services
       Lease Revenue Refunding, Series 1995A                           5.60%    05/01/04          1,000          1,074

 (6) LOS ANGELES UNIFIED SCHOOL DISTRICT
       General Obligation, Series 2000D                                5.50%    07/01/10          4,000          4,496

   + NORTHERN CALIFORNIA POWER AGENCY
     Geothermal Project No. 3
       Public Power Revenue, Series 1993A                              5.60%    07/01/06          2,000          2,240

   + OCEANSIDE COMMUNITY DEVELOPMENT COMMISSION
     Vista del Ora Rental Housing Project
       Multi-Family Revenue Refunding, Series 2001A                    4.45%    04/01/11          1,250          1,281

  +o ORANGE COUNTY RECOVERY
       Series 1996A                                                    6.00%    07/01/08          3,000          3,444

   + RANCHO WATER DISTRICT FINANCING AUTHORITY
       Revenue                                                         5.88%    11/01/10          1,500          1,661

   + SAN BERNARDINO
     Alta Park Mountain Vista Apartments
       Multi-Family Housing Revenue Refunding, Series 2001A            4.45%    05/01/11          1,300          1,314

   + SAN FRANCISCO BAY AREA TRANSIT FINANCING AUTHORITY
       Bridge Toll Revenue, Series 1999                                5.00%    02/01/07            500            533

   + SAN FRANCISCO CITY & COUNTY AIRPORT COMMISSION
       International Airport Revenue, 2nd Series - Issue 15A           5.50%    05/01/09          2,000          2,208

   + SAN FRANCISCO STATE UNIVERSITY FOUNDATION, INC
     Auxiliary Organization
       Student Housing Revenue                                         4.30%    07/01/05            540            563
       Student Housing Revenue                                         5.00%    07/01/08            400            427

  +  SAN JOAQUIN AREA FLOOD CONTROL AGENCY
     Improvement Bond Act 1915
       Flood Protection Restoration Assessment, Series 1996            5.10%    09/02/03          1,305          1,366


See the Financial Notes, which are integral to this information.

     ISSUER
     PROJECT                                                                    MATURITY    FACE VALUE     MKT. VALUE
       TYPE OF SECURITY, SERIES                                        RATE       DATE      ($ x 1,000)    ($ x 1,000)
+(3) SAN JOSE REDEVELOPMENT AGENCY
     Merged Area Redevelopment Project
       Tax Allocation                                                  4.00%    08/01/10          5,000          5,107

   + SANTA CLARA COUNTY FINANCING AUTHORITY
     Multi-Facilities Projects
       Lease Revenue, Series 2000B                                     5.50%    05/15/05          3,290          3,596
     VMC Facility Replacement Project
       Lease Revenue, Series 1994A                                     7.75%    11/15/10          1,000          1,290

   + SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY
     San Juan Power Project Unit 3
       Power Revenue, Series 1993A                                     5.00%    01/01/04          1,600          1,674

   + WEST & CENTRAL BASIN FINANCING AUTHORITY
       Revenue Refunding                                               6.13%    08/01/02          1,425          1,482
     West Basin Project
       Revenue Refunding, Series 1993A                                 5.30%    08/01/09          3,665          3,843

 (5) WILLIAM S. HART UNION HIGH SCHOOL DISTRICT
     School Facilities Bridge Funding Project                          2.40%    01/15/04          5,000          4,991
                                                                                                           -----------
                                                                                                               136,717

     PUERTO RICO 4.4%

   + PUERTO RICO COMMONWEALTH AQUEDUCT & SEWER AUTHORITY
       Revenue Refunding                                               6.00%    07/01/06          3,000          3,380

   + PUERTO RICO ELECTRIC POWER AUTHORITY
       Revenue Refunding, Series 1997CC                                5.50%    07/01/08          3,000          3,333
                                                                                                           -----------
                                                                                                                 6,713

     VARIABLE RATE OBLIGATIONS  7.3%
----------------------------------------------------------------------------------------------------------------------
     CALIFORNIA    7.3%

   + IRVINE IMPROVEMENT BOND ACT 1915
     Assessment District No. 89-10
       Special Assessment                                              1.30%    03/01/02            245            245
     Assessment District No. 94-15
       Special Assessment                                              1.30%    03/01/02            100            100
     Assessment District No. 97-16
       Special Assessment                                              1.30%    03/01/02            800            800

   + IRVINE RANCH WATER DISTRICT
       Consolidated Revenue                                            1.30%    03/01/02            350            350
       Consolidated Revenue Refunding, Series 1985B                    1.40%    03/01/02            700            700
     Districts 105, 140, 240 & 250
       General Obligation                                              1.30%    03/01/02          1,000          1,000
       General Obligation, Series 1995                                 1.35%    03/01/02            300            300

   + METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA
       Waterworks Revenue, Series 2000B-1                              1.25%    03/01/02          1,400          1,400
       Waterworks Revenue, Series 2000B-3                              1.30%    03/01/02            200            200


See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of February 28, 2002; unaudited.

     ISSUER
     PROJECT                                                                    MATURITY    FACE VALUE     MKT. VALUE
      TYPE OF SECURITY, SERIES                                         RATE       DATE      ($ x 1,000)    ($ x 1,000)
  +o ORANGE COUNTY SANITATION DISTRICT
       Series 2000A                                                    1.30%    03/01/02          2,445          2,445
       Series 2000B                                                    1.30%    03/01/02          3,700          3,700
   + WESTERN RIVERSIDE COUNTY REGIONAL WASTEWATER AUTHORITY
     Regulated Wastewater Treatment Project
       Revenue                                                         1.30%    03/01/02            100            100
                                                                                                           -----------
                                                                                                                11,340

     OTHER INVESTMENT COMPANIES 0.0% of investments

                                                                                                           MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                                                        ($ x 1,000)
      PROVIDENT INSTITUTIONAL FUNDS--
      CALIFORNIA MONEY FUND PORTFOLIO 6,269                                                                          6

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of February 28, 2002; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------
Investments, at market value                                $154,776 a
Receivables:
      Fund shares sold                                           234
      Interest                                                 1,740
Prepaid expenses                                        +          1
                                                        ------------
TOTAL ASSETS                                                 156,751

LIABILITIES
--------------------------------------------------------------------
Payables:
      Fund shares redeemed                                        89
      Dividends to shareholders                                  114
      Investment adviser and administrator fees                    3
      Transfer agent and shareholder service fees                  5
Accrued expenses                                        +         30
                                                        ------------
TOTAL LIABILITIES                                                241

NET ASSETS
--------------------------------------------------------------------
TOTAL ASSETS                                                 156,751
TOTAL LIABILITIES                                       -        241
                                                        ------------
NET ASSETS                                                  $156,510

NET ASSETS BY SOURCE
Capital received from investors                              152,181
Net investment income not yet distributed                         53 b
Net realized capital losses                                     (422)
Net unrealized capital gains                                   4,698 b

NET ASSET VALUE (NAV)

                   SHARES
NET ASSETS   /   OUTSTANDING    =   NAV
$156,510           14,857           $10.53

a The fund's amortized cost for these securities was $150,078. Not counting short-term obligations, the fund paid $19,765 for securities during the reporting period, and received $14,089 from securities it sold or that matured. This includes $35,655 in transactions with other SchwabFunds(R).

b Beginning this year, the fund is required to recognize discount of fixed income securities as part of interest income resulting in the following reclassification:

Net unrealized capital gains        ($10)
Reclassified as:
Net investment income not
    yet distributed                  $10


FEDERAL TAX DATA

COST BASIS OF PORTFOLIO                 $150,078
NET UNREALIZED GAINS AND LOSSES:
Gains                                   $  4,716
Losses                               +       (18)
                                     -----------
                                        $  4,698

UNUSED CAPITAL LOSSES:

Expires 08/31 of:                    Loss amount
    2004                                $    539
    2008                             +        27
                                     -----------
                                        $    566


See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

Statement of
OPERATIONS
For September 1, 2001 through February 28, 2002; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------
Interest                                                      $2,752

NET REALIZED GAINS
--------------------------------------------------------------------
Net realized gains on investments sold                           144

NET UNREALIZED GAINS
--------------------------------------------------------------------
Net unrealized gains on investments                              125

EXPENSES
--------------------------------------------------------------------
Investment adviser and administrator fees                        218 a
Transfer agent and shareholder service fees                      182 b
Trustees' fees                                                     6 c
Custodian and portfolio accounting fees                           41
Professional fees                                                 12
Registration fees                                                  2
Shareholder reports                                               15
Other expenses                                          +          8
                                                        ------------
Total expenses                                                   484
Expense reduction                                       -        127 d
                                                        ------------
NET EXPENSES                                                     357

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        2,752
NET EXPENSES                                            -        357
                                                        ------------
NET INVESTMENT INCOME                                          2,395
NET REALIZED GAINS                                               144 e
NET UNREALIZED GAINS                                    +        125 e
                                                        ------------
INCREASE IN NET ASSETS FROM OPERATIONS                        $2,664

a Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e  These add up to a net gain on investments of $269.


See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS

For the current and prior reporting periods. All numbers x 1,000.
Figures for 9/1/01-2/28/02 are unaudited.

OPERATIONS

--------------------------------------------------------------------------------
                                              9/1/01-2/28/02      9/1/00-8/31/01
Net investment income                             $2,395              $5,202
Net realized gains                                   144                 248
Net unrealized gains                       +         125               3,705
                                           -------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS             2,664               9,155

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income              $2,315              $5,214


TRANSACTIONS IN FUND SHARES

--------------------------------------------------------------------------------
                                9/1/01-2/28/02               9/1/00-8/31/01
                            QUANTITY        VALUE        QUANTITY        VALUE
Shares sold                   4,118       $ 43,219         5,830       $ 60,109
Shares reinvested               160          1,678           378          3,901
Shares redeemed          +   (3,170)       (33,306)       (4,548)       (46,945)
                         -------------------------------------------------------
NET INCREASE                  1,108       $ 11,591         1,660       $ 17,065

SHARES OUTSTANDING AND NET ASSETS

--------------------------------------------------------------------------------
                                9/1/01-2/28/02               9/1/00-8/31/01
                             SHARES      NET ASSETS       SHARES      NET ASSETS
Beginning of period           13,749      $144,570         12,089      $123,564
Total increase           +     1,108        11,940          1,660        21,006 a
                         -------------------------------------------------------
END OF PERIOD                 14,857      $156,510         13,749      $144,570 b

a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus total distributions paid.

b Includes net investment income not yet distributed in the amount of $56 at the end of the current period and distributions in excess of net investment income in the amount of $37 at the end of the prior period.


See the Financial Notes, which are integral to this information.

SCHWAB

CALIFORNIA LONG-TERM
TAX-FREE BOND FUND

[PHOTO OF JOANNE LARKIN]

     "Selling bonds before they were called allowed us to avoid having to reinvest the proceeds at lower interest rates."

Portfolio Manager
Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in 1992, she worked for more than eight years in fixed income asset management and research.


TICKER SYMBOL           SXCAX

[GRAPHIC]

                               INTEREST RATE
                              SENSITIVITY 1, 2
CREDIT QUALITY 1         SHORT    MEDIUM     LONG
HIGH                      / /       / /       /X/
MEDIUM                    / /       / /       / /
LOW                       / /       / /       / /

This fund is designed for California taxpayers who want double tax-free income and can accept higher risk in exchange for potentially higher long-term returns.

THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION. 3


MANAGER'S PERSPECTIVE

A SERIES OF NEGATIVE EVENTS RATTLED INVESTOR CONFIDENCE DURING THE REPORT PERIOD. The events of 9/11, credit concerns in corporate markets and continued economic weakness created a difficult environment for investors. The Fed acted quickly to renew confidence by further reducing short-term rates from 3.50% to 1.75% over the last four months of 2001. Despite volatility in bond yields and prices, fixed income securities continued to perform well relative to other asset classes as the report period closed.

MUNI YIELDS DECLINED THROUGHOUT THE PERIOD, ALTHOUGH NOT AS SEVERELY AS THOSE OF TREASURIES. With yields at low levels, muni issuers were very active, seeking to lock in lower financing rates. The fund's share price did fluctuate with the volatility in bond yields and prices, although the net change for the period was relatively small.

WE MAINTAINED A RELATIVELY LONG AVERAGE MATURITY DURING THE REPORT PERIOD. We sold bond issues before they were called by issuers in response to falling interest rates. This helped us avoid reinvesting the capital from these bonds at historically low rates. The fund also continued to focus on bonds in the two highest rating categories.

CALIFORNIA'S ECONOMIC SLOWDOWN IN 2001 REDUCED TAX REVENUES, and the state continued to cope with its energy situation. We are closely monitoring both the state's credit situation and the fund's holdings.

1  Source: Morningstar, Inc.

2 Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/02, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories:
   Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than
   4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3  A portion of income may be subject to the alternative minimum tax (AMT).

PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS as of 2/28/02

This chart compares performance of the fund with the Lehman Brothers General Municipal Bond Index and the Morningstar Municipal California Long Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 4.58% 1 and its taxable-equivalent yield was 8.22%. 1,2

[BAR CHART]

                                                  6 MONTHS 4     1 YEAR     5 YEAR     10 YEAR
FUND 1                                               1.32%        6.66%      6.15%      6.77%
LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX         1.99%        6.84%      6.37%      6.91%
PEER GROUP AVERAGE 3                                 0.85%        5.52%      5.51%      6.48%


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers General Municipal Bond Index.

[LINE GRAPH]

                                                   Lehman Brothers
                                                  General Municipal
                           Fund                       Bond Index
24-Feb-92                   10,000                       10,000
31-Mar-92                   10,099                       10,004
30-Apr-92                   10,217                       10,093
31-May-92                   10,410                       10,212
30-Jun-92                   10,633                       10,383
31-Jul-92                   11,082                       10,694
31-Aug-92                   10,786                       10,590
30-Sep-92                   10,835                       10,659
31-Oct-92                   10,474                       10,554
30-Nov-92                   10,921                       10,743
31-Dec-92                   11,110                       10,853
31-Jan-93                   11,256                       10,979
28-Feb-93                   11,775                       11,376
31-Mar-93                   11,561                       11,256
30-Apr-93                   11,674                       11,370
31-May-93                   11,736                       11,434
30-Jun-93                   11,969                       11,624
31-Jul-93                   11,957                       11,640
31-Aug-93                   12,235                       11,882
30-Sep-93                   12,371                       12,017
31-Oct-93                   12,412                       12,041
30-Nov-93                   12,263                       11,934
31-Dec-93                   12,541                       12,186
31-Jan-94                   12,671                       12,326
28-Feb-94                   12,304                       12,006
31-Mar-94                   11,683                       11,517
30-Apr-94                   11,768                       11,615
31-May-94                   11,867                       11,716
30-Jun-94                   11,747                       11,644
31-Jul-94                   12,008                       11,864
31-Aug-94                   12,026                       11,905
30-Sep-94                   11,824                       11,730
31-Oct-94                   11,508                       11,521
30-Nov-94                   11,235                       11,313
31-Dec-94                   11,420                       11,562
31-Jan-95                   11,901                       11,893
28-Feb-95                   12,295                       12,238
31-Mar-95                   12,414                       12,379
30-Apr-95                   12,407                       12,394
31-May-95                   12,825                       12,789
30-Jun-95                   12,613                       12,677
31-Jul-95                   12,685                       12,797
31-Aug-95                   12,866                       12,960
30-Sep-95                   12,972                       13,041
31-Oct-95                   13,228                       13,230
30-Nov-95                   13,507                       13,450
31-Dec-95                   13,690                       13,579
31-Jan-96                   13,785                       13,682
29-Feb-96                   13,664                       13,589
31-Mar-96                   13,436                       13,415
30-Apr-96                   13,369                       13,378
31-May-96                   13,379                       13,373
30-Jun-96                   13,550                       13,518
31-Jul-96                   13,700                       13,641
31-Aug-96                   13,693                       13,639
30-Sep-96                   13,920                       13,830
31-Oct-96                   14,073                       13,986
30-Nov-96                   14,365                       14,242
31-Dec-96                   14,283                       14,182
31-Jan-97                   14,294                       14,209
28-Feb-97                   14,429                       14,340
31-Mar-97                   14,175                       14,149
30-Apr-97                   14,316                       14,268
31-May-97                   14,581                       14,482
30-Jun-97                   14,706                       14,637
31-Jul-97                   15,266                       15,042
31-Aug-97                   15,056                       14,901
30-Sep-97                   15,253                       15,078
31-Oct-97                   15,359                       15,175
30-Nov-97                   15,475                       15,264
31-Dec-97                   15,717                       15,487
31-Jan-98                   15,918                       15,646
28-Feb-98                   15,906                       15,651
31-Mar-98                   15,879                       15,665
30-Apr-98                   15,802                       15,595
31-May-98                   16,078                       15,841
30-Jun-98                   16,124                       15,903
31-Jul-98                   16,145                       15,943
31-Aug-98                   16,405                       16,190
30-Sep-98                   16,645                       16,392
31-Oct-98                   16,638                       16,392
30-Nov-98                   16,728                       16,450
31-Dec-98                   16,725                       16,491
31-Jan-99                   16,903                       16,687
28-Feb-99                   16,846                       16,613
31-Mar-99                   16,888                       16,637
30-Apr-99                   16,879                       16,678
31-May-99                   16,727                       16,582
30-Jun-99                   16,438                       16,343
31-Jul-99                   16,418                       16,402
31-Aug-99                   16,144                       16,270
30-Sep-99                   16,135                       16,277
31-Oct-99                   15,756                       16,101
30-Nov-99                   15,957                       16,272
31-Dec-99                   15,699                       16,150
31-Jan-00                   15,540                       16,080
29-Feb-00                   15,850                       16,267
31-Mar-00                   16,384                       16,623
30-Apr-00                   16,191                       16,525
31-May-00                   16,125                       16,439
30-Jun-00                   16,659                       16,875
31-Jul-00                   16,951                       17,109
31-Aug-00                   17,382                       17,373
30-Sep-00                   17,310                       17,283
31-Oct-00                   17,447                       17,471
30-Nov-00                   17,628                       17,604
31-Dec-00                   18,088                       18,038
31-Jan-01                   18,191                       18,217
28-Feb-01                   18,225                       18,275
31-Mar-01                   18,370                       18,440
30-Apr-01                   18,054                       18,241
31-May-01                   18,277                       18,438
30-Jun-01                   18,349                       18,561
31-Jul-01                   18,703                       18,836
31-Aug-01                   19,187                       19,147
30-Sep-01                   19,073                       19,082
31-Oct-01                   19,311                       19,309
30-Nov-01                   19,213                       19,146
31-Dec-01                   18,978                       18,965
31-Jan-02                   19,238                       19,293
28-Feb-02                   19,439                       19,526

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (44.31%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 2/28/02, the total number of funds in the Municipal California Long Bond Fund category for the six-month, one-, five- and ten-year periods was 119, 118, 95 and 43, respectively.

4  Not annualized.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

FUND FACTS


TOP TEN HOLDINGS 1  as of 2/28/02

                                                                                                PERCENTAGE OF
     SECURITY                                                         RATE     MATURITY DATE     INVESTMENTS
(1)  ORANGE COUNTY SANITATION DISTRICTS
       Series 2000A                                                   1.30%       03/01/02           3.1%

(2)  SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
       Special Tax Revenue, Series 1999A                              5.25%       08/15/18           2.8%

(3)  SANTA ANA UNIFIED SCHOOL DISTRICT
       General Obligation                                             5.70%       08/01/29           2.8%

(4)  STOCKTON COMMUNITY FACILITIES DISTRICT
       Mello Roos Weston Ranch, Special Tax Revenue, Series 1998A     5.80%       09/01/14           2.6%

(5)  CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
       Children's Hospital of San Diego, Insured Hospital
       Revenue Refunding, Series 1996                                 5.38%       07/01/16           2.4%

(6)  MENLO PARK COMMUNITY DEVELOPMENT AGENCY
       Las Pulgas Community Development Project, Tax Allocation       5.55%       06/01/30           2.3%

(7)  FOOTHILL EASTERN CORRIDOR AGENCY
       Toll Road Revenue Refunding                                    5.13%       01/15/19           2.2%

(8)  CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
       Revenue                                                        5.25%       06/01/30           2.2%

(9)  LOS ANGELES COUNTY
       Antelope Valley Courthouse, Series 2000A                       5.25%       11/01/27           2.2%

(10) CALIFORNIA
      General Obligation                                              5.25%       09/01/30           2.2%
-------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                          24.8%


DIVIDENDS PAID in each fiscal year

[BAR CHART]

                INCOME DIVIDENDS
                    PER SHARE
1992 2                0.51
1993 3                0.38
1994                  0.56
1995                  0.56
1996                  0.57
1997                  0.56
1998                  0.55
1999                  0.54
2000                  0.55
2001                  0.55
2002 4                0.25

1 This list is not a recommendation of any security by the adviser. Portfolio holdings may have changed since the report date.

2  Period from the fund's inception on 2/24/92 through 12/31/92.

3  For the eight-month period ended 8/31/93.

4  For the six-month period ended 2/28/02.

COMPOSITION OF THE FUND'S PORTFOLIO as of 2/28/02

All figures are shown as a percentage of the fund's investments. Portfolio holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

1.    100.0%     Municipal Bonds

BY CREDIT QUALITY 1

[PIE CHART]

1.     70.4%     AAA
2.     12.0%     AA
3.     10.2%     A
4.      7.4%     BBB

BY MATURITY

[PIE CHART]

1.      6.5%     0-1 Year
2.      4.0%     2-10 Years
3.     47.8%     11-20 Years
4.     36.5%     21-30 Years
5.      5.2%     More than 30 Years


STATISTICS as of 2/28/02

                                                PEER GROUP
                                     FUND       AVERAGE 2
===========================================================
Number of Holdings                     94         151
-----------------------------------------------------------
12-Month Yield                       4.58%       4.36%
-----------------------------------------------------------
Weighted Average Rate                5.60%       5.35%
-----------------------------------------------------------
Weighted Average Maturity          19.1 yrs       N/A
-----------------------------------------------------------
Weighted Average Duration           9.2 yrs     8.3 yrs
-----------------------------------------------------------
Weighted Average Credit Quality        AA          AA
-----------------------------------------------------------


EXPENSE RATIO as of 2/28/02

[BAR CHART]

FUND                    0.49%
PEER GROUP AVERAGE      1.09% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 2/28/02, there were 121 funds in the Municipal California Long Bond Fund category.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited..

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                           9/1/01-      9/1/00-      9/1/99-      9/1/98-      9/1/97-      9/1/96-
                                                           2/28/02      8/31/01      8/31/00      8/31/99      8/31/98      8/31/97
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
===================================================================================================================================
Net asset value at beginning of period                      11.63        11.06        10.82        11.52        11.10        10.63
                                                           ------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                    0.26         0.55         0.55         0.54         0.54         0.56
    Net realized and unrealized gains or losses             (0.11)        0.57         0.24        (0.70)        0.43         0.47
                                                           ------------------------------------------------------------------------
    Total income or loss from investment operations          0.15         1.12         0.79        (0.16)        0.97         1.03
Less distributions:
    Dividends from net investment income                    (0.25)       (0.55)       (0.55)       (0.54)       (0.55)       (0.56)
                                                           ------------------------------------------------------------------------
Net asset value at end of period                            11.53        11.63        11.06        10.82        11.52        11.10
                                                           ========================================================================
Total return (%)                                             1.32 1      10.38         7.67        (1.57)        8.96         9.95

RATIOS/SUPPLEMENTAL DATA (%)
===================================================================================================================================
Ratio of net operating expenses to
  average net assets                                         0.49 2       0.49         0.49 3       0.49         0.49         0.49
Expense reductions reflected in above ratio                  0.16 2       0.16         0.19         0.26         0.27         0.33
Ratio of net investment income to
  average net assets                                         4.53 2       4.86         5.19         4.69         4.79         5.17
Portfolio turnover rate                                        19           37           36           55           28           35
Net assets, end of period ($ x 1,000,000)                     225          215          179          202          190          125

1  Not annualized.

2  Annualized.

3 Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of February 28, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding
 +   Credit-enhanced security
 o   Certificate of Participation
 =   Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the legal stated maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

100.0%   MUNICIPAL BONDS
         Market Value: $231,355
         Cost: $222,401

         OTHER INVESTMENT COMPANIES
         Market Value: $115
         Cost: $115
-----------------------------------
100.0%   TOTAL INVESTMENTS
         Market Value: $231,470
         Cost: $222,516


MUNICIPAL BONDS 100.0% of investments

     ISSUER
     PROJECT                                                                    MATURITY     FACE VALUE      MKT. VALUE
       TYPE OF SECURITY, SERIES                                       RATE        DATE       ($ x 1,000)     ($ x 1,000)
     FIXED-RATE OBLIGATIONS 93.5%
     -------------------------------------------------------------------------------------------------------------------
     CALIFORNIA    93.5%

     ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS
   + Brandeis Hillel Day School Project
       Revenue                                                        3.75%     08/01/31           1,700           1,735
  +o Lytton Gardens, Inc.
       Insured Revenue                                                6.00%     02/15/30           3,000           3,136
     Schools of Sacred Heart
      Revenue, Series 2000A                                           6.45%     06/01/30           1,500           1,607

   + ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY
       Senior Lien Revenue, Series 1999A                              5.13%     10/01/16           1,170           1,232

   o ALAMEDA COUNTY
     Alameda Medical Center Project
       Series 1998                                                    5.38%     06/01/18           3,400           3,595

   + BAY AREA GOVERNMENT ASSOCIATION
     Redevelopment Agency Pool
       Revenue Tax Allocation, Series 1997A-6                         5.25%     12/15/17           1,200           1,271

   + BISHOP UNION HIGH SCHOOL DISTRICT
       Joint General Obligation                                       5.50%     08/01/25           1,175           1,235

   + BREA OLINDA UNIFIED SCHOOL DISTRICT
       General Obligation, Series 1999A                               5.60%     08/01/20           1,000           1,080

   + CALIFORNIA
       General Obligation                                             5.25%     10/01/15           2,500           2,647
(10)   General Obligation                                             5.25%     09/01/30           5,000           5,079


See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


     ISSUER
     PROJECT                                                                    MATURITY     FACE VALUE      MKT. VALUE
       TYPE OF SECURITY, SERIES                                       RATE        DATE       ($ x 1,000)     ($ x 1,000)
  += CALIFORNIA DEPARTMENT OF VETERAN AFFAIRS
       Home Purchase Revenue, Series 2002A                            5.30%     12/01/21           5,000           5,067

     CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
       Revenue                                                        5.75%     06/01/25           1,800           1,815
     Pepperdine University
       Revenue                                                        5.75%     09/15/30           3,000           3,213
     Santa Clara University
       Revenue Refunding                                              5.25%     09/01/26           2,330           2,392
   + St. Mary's College of California Project
       Revenue, Series 2001A                                          5.13%     10/01/26           1,560           1,580
       Revenue, Series 2001A                                          5.13%     10/01/31           1,000           1,010
     University of Southern California
       Revenue                                                        5.50%     10/01/27           4,570           4,776

     CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
     Cedars Sinai Medical Center
       Revenue, Series 1999A                                          6.13%     12/01/19           2,750           2,952
+(5) Children's Hospital of San Diego
       Insured Hospital Revenue Refunding, Series 1996                5.38%     07/01/16           5,180           5,504
     Kaiser Permanente Hospital
       Revenue, Series 1998B                                          5.00%     10/01/18           5,000           4,950

     CALIFORNIA HOUSING FINANCE AGENCY
       Home Mortgage Revenue, Series 1994G                            7.20%     08/01/14           2,980           3,126
   +   Home Mortgage Revenue, Series 1995L                            5.90%     08/01/17           1,000           1,040
       Multi-Unit Rental Housing Revenue, Series 1992B-II             6.70%     08/01/15           1,000           1,027
   +   Revenue, Series 1995J                                          6.00%     08/01/17           3,000           3,120

   + CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
  (8)  Revenue                                                        5.25%     06/01/30           5,000           5,100
     J. David Gladstone Institution Project
       Revenue                                                        5.50%     10/01/19           1,250           1,290

  += CALIFORNIA PUBLIC WORKS BOARD
     Department of Corrections
       Lease Revenue                                                  5.25%     03/01/20           4,570           4,720

     CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
   + Cedars-Sinai Medical Center
       Hospital Revenue                                               6.50%     08/01/15           1,250           1,285
   + Sunnyside Vermont
       Revenue, Series 2001A                                          7.00%     04/20/36           4,000           4,535
   o The Internext Group                                              5.38%     04/01/17           5,000           4,931

   + COLTON PUBLIC FINANCING AUTHORITY
       Special Tax Revenue, Series 1996                               5.45%     09/01/19           3,020           3,189

     EAST BAY MUNICIPAL UTILITY DISTRICT
       Water System Revenue, Series 1998                              5.25%     06/01/19           2,600           2,710

  +o ESCONDIDO
       Revenue, Series 2000A                                          6.00%     09/01/31           2,000           2,207

+(7) FOOTHILL EASTERN CORRIDOR AGENCY
       Toll Road Revenue Refunding                                    5.13%     01/15/19           5,000           5,146


See the Financial Notes, which are integral to this information.

     ISSUER
     PROJECT                                                                    MATURITY     FACE VALUE      MKT. VALUE
       TYPE OF SECURITY, SERIES                                        RATE       DATE       ($ x 1,000)     ($ x 1,000)
    + HUNTINGTON BEACH PUBLIC FINANCING AUTHORITY
      Capital Improvement Project
        Lease Revenue, Series 2000A                                    5.50%     09/01/20           1,500           1,589

   +o IMPERIAL
      Wastewater Treatment Facility Project
        Refunding                                                      5.00%     10/15/20           2,500           2,544

    + INGLEWOOD REDEVELOPMENT AGENCY
      Merged Redevelopment Project
        Tax Allocation, Series 1998A                                   5.25%     05/01/16           1,000           1,089

    + LONG BEACH BOND FINANCE AUTHORITY
      Aquarium of The South Pacific Project
        Lease Revenue Refunding                                        5.00%     11/01/26           3,000           2,987

      LOS ANGELES
        Sanitation Equipment Revenue, Series 2001A                     5.25%     02/01/17           3,965           4,196

+o(9) LOS ANGELES COUNTY
      Antelope Valley Courthouse
        Series 2000A                                                   5.25%     11/01/27           5,000           5,090

      LOS ANGELES DEPARTMENT OF WATER & POWER
        Electric Plant Revenue                                         6.00%     01/15/11             865             917

 +(6) MENLO PARK COMMUNITY DEVELOPMENT AGENCY
      Las Pulgas Community Development Project
        Tax Allocation                                                 5.55%     06/01/30           5,000           5,275

   +  MODESTO PUBLIC FINANCING AUTHORITY
      Capital Imports & Refining Project
        Lease Revenue                                                  5.13%     09/01/20           3,740           3,816

   +  NORTHERN CALIFORNIA POWER AGENCY
        Multiple Capital Facilities Revenue, Series 1992A              6.50%     08/01/12           1,875           1,951
        Multiple Capital Facilities Revenue Refunding,
        Series 1999A                                                   5.25%     08/01/16           3,000           3,210

      OAKLAND JOINT POWERS FINANCING AUTHORITY
        Reassessment Revenue                                           5.50%     09/02/24             990           1,018

   + OCEANSIDE BUILDING AUTHORITY
        Refunding, Series 1993A                                        6.38%     04/01/12           1,250           1,316

   + OXNARD FINANCING AUTHORITY
        Water Revenue Refunding                                        5.00%     06/01/26           1,925           1,917
        Water Revenue Refunding                                        5.13%     06/01/30           1,350           1,362

   + PORT OF OAKLAND
        Revenue Series 2000K                                           5.75%     11/01/29           3,500           3,662

      RIVERSIDE COUNTY PUBLIC FINANCING AUTHORITY
      Redevelopment Projects
        Tax Allocation Revenue, Series 1997A                           5.63%     10/01/33           4,905           4,976

      ROSEVILLE JOINT UNION HIGH SCHOOL DISTRICT
        General Obligation, Series 2001E                               5.25%     08/01/26           2,435           2,478

      SACRAMENTO COUNTY SANITATION DISTRICT FINANCING AUTHORITY
        Revenue, Series 2000A                                          5.88%     12/01/27           1,000           1,125


See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of February 28, 2002; unaudited.

     ISSUER
     PROJECT                                                                    MATURITY     FACE VALUE      MKT. VALUE
       TYPE OF SECURITY, SERIES                                       RATE        DATE       ($ x 1,000)     ($ x 1,000)
   + SACRAMENTO FINANCING AUTHORITY
     Solid Waste & Redevelopment
       Capital Improvement Revenue                                    5.88%     12/01/29           3,000           3,320
     SACRAMENTO MUNICIPAL UTILITY DISTRICT
       Electric Revenue Refunding, Series 2001P                       5.00%     08/15/23           2,000           2,004

   o SACRAMENTO REGIONAL TRANSIT DISTRICT
       Series 1992A                                                   6.38%     03/01/05             250             260
     Light Rail Transportation
       Refunding                                                      6.75%     07/01/07           2,000           2,046

   o SAN BERNARDINO COUNTY
     West Valley Detention Center                                     6.50%     11/01/12             420             441

     SAN DIEGO REDEVELOPMENT AGENCY
     Horton Plaza Project
       Tax Allocation                                                 5.80%     11/01/21           2,500           2,570

     SAN DIEGO UNIFIED SCHOOL DISTRICT
       General Obligation, Series 2001C                               5.00%     07/01/18           1,730           1,783
       General Obligation, Series 2001C                               5.00%     07/01/19           2,000           2,043

   + SAN FRANCISCO BAY AREA RAPID TRANSIT DISTRICT
       Sales Tax Revenue                                              5.50%     07/01/26           1,000           1,056
       Sales Tax Revenue                                              5.50%     07/01/34           2,500           2,643

   + SAN FRANCISCO CITY & COUNTY AIRPORT COMMISSION
       International Airport Revenue, 2nd Series, Issue 11            6.20%     05/01/05           2,000           2,247
       International Airport Revenue, 2nd Series, Issue 12B           5.63%     05/01/21           2,000           2,117
       International Airport Revenue, 2nd Series, Issue 22            5.00%     05/01/19           2,000           1,988

   o SAN FRANCISCO COMMUNITY COLLEGE DISTRICT                         5.38%     03/01/25           3,090           3,091

     SAN FRANCISCO DOWNTOWN PARKING CORP.
       Revenue                                                        6.65%     04/01/18             500             526

   + SAN FRANCISCO STATE UNIVERSITY FOUNDATION, INC.
     Auxiliary Organization
       Student Housing Revenue                                        5.20%     07/01/19           1,150           1,137

   + SAN LUIS OBISPO COUNTY FINANCE AUTHORITY
     Lopez Dam Improvement Project
       Revenue, Series 2000A                                          5.38%     08/01/24           1,000           1,036

+(3) SANTA ANA UNIFIED SCHOOL DISTRICT
       General Obligation                                             5.70%     08/01/29           6,000           6,405

   + SANTA CLARA COUNTY FINANCING AUTHORITY
     VMC Facility Replacement Project
       Lease Revenue, Series 1994A                                    7.75%     11/15/10           1,460           1,883

   + SANTA CLARA REDEVELOPMENT AGENCY
     Bayshore North Project
       Tax Allocation Refunding                                       7.00%     07/01/10           1,500           1,782

     SANTA MARIA JOINT UNIFIED HIGH SCHOOL DISTRICT
       General Obligation, Series 2001A                               5.25%     08/01/25           1,435           1,462

   + SANTA ROSA
       Waste Water Revenue, Series 2001B                              5.00%     09/01/24           1,000           1,000


See the Financial Notes, which are integral to this information.

     ISSUER
     PROJECT                                                                    MATURITY     FACE VALUE      MKT. VALUE
       TYPE OF SECURITY, SERIES                                       RATE        DATE       ($ x 1,000)     ($ x 1,000)
 +(2) SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
       Special Tax Revenue, Series 1999A                              5.25%     08/15/18           6,095           6,435

  (4) STOCKTON COMMUNITY FACILITIES DISTRICT
       Mello Roos Weston Ranch
       Special Tax Revenue, Series 1998A                              5.80%     09/01/14           5,875           6,116

    + TAFT CITY ELEMENTARY SCHOOL DISTRICT
       General Obligation, Series 2001A                               4.90%     08/01/20           1,080           1,085

    o TEMECULA COMMUNITY SERVICES DISTRICT
       Community Recreation Center Project
       Series 1992                                                    7.13%     10/01/12           1,000           1,053

    + TRI-CITY HOSPITAL DISTRICT
       Insured Revenue Refunding, Series 1996A                        5.63%     02/15/17           1,000           1,066

     TRUCKEE PUBLIC FINANCING AUTHORITY
       Lease Revenue, Series 2000A                                    5.88%     11/01/25           1,490           1,641

    + UNIVERSITY OF CALIFORNIA
       University of California Hospital Medical Center Project
       Hospital Revenue                                               5.75%     07/01/24             500             534

    + VALLEJO
       Water Improvement Project
       Revenue Refunding, Series 1996A                                5.70%     05/01/16           2,000           2,163

   +o WEST BASIN COUNTY MUNICIPAL WATER DISTRICT
       Revenue Refunding, Series 1997A                                5.50%     08/01/17             500             534
       Revenue Refunding, Series 1997A                                5.50%     08/01/22           1,000           1,059

     WHITTIER PRESBYTERIAN INTERCOMMUNITY HOSPITAL
       Health Facility Revenue                                        5.60%     06/01/22           2,000           2,009
                                                                                                             -----------
                                                                                                                 216,355

     VARIABLE RATE OBLIGATIONS 6.5%
     -------------------------------------------------------------------------------------------------------------------

     CALIFORNIA 6.5%

    + CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
       Adventist Health
       Insured Hospital Revenue, Series 1998A                         1.25%     03/01/02           4,500           4,500

    + IRVINE IMPROVEMENT BOND ACT 1915
       Assessment District No. 94-15
       Special Assessment                                             1.30%     03/01/02             700             700
       Assessment District No. 97-16
       Special Assessment                                             1.30%     03/01/02           1,200           1,200

    + IRVINE RANCH WATER DISTRICT
       Consolidated Revenue                                           1.30%     03/01/02             900             900

    + METROPOLITAN WATER DISTRICT
       Waterworks Revenue, Series 2000B1                              1.25%     03/01/02             600             600

+o(1) ORANGE COUNTY SANITATION DISTRICTS
       Series 2000A                                                   1.30%     03/01/02           7,100           7,100
                                                                                                             -----------
                                                                                                                  15,000


See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of February 28, 2002; unaudited.


OTHER INVESTMENT COMPANIES 0.0% of investments

                                                                                                             MKT. VALUE
SECURITY AND NUMBER OF SHARES                                                                                ($ x 1,000)
PROVIDENT INSTITUTIONAL FUNDS --
CALIFORNIA MONEY FUND PORTFOLIO 114,761                                                                              115

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of February 28, 2002; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------
Investments, at market value                                $231,470 a
Receivables:
      Fund shares sold                                           207
      Interest                                                 3,039
Prepaid expenses                                        +          1
                                                        ------------
TOTAL ASSETS                                                 234,717

LIABILITIES
--------------------------------------------------------------------
Payables:
      Fund shares redeemed                                         9
      Dividends to shareholders                                  296
      Investments bought                                       9,766
      Investment adviser and administrator fees                    4
      Transfer agent and shareholder service fees                  8
Accrued expenses                                        +         38
                                                        ------------
TOTAL LIABILITIES                                             10,121

NET ASSETS
--------------------------------------------------------------------
TOTAL ASSETS                                                 234,717
TOTAL LIABILITIES                                       -     10,121
                                                        ------------
NET ASSETS                                                  $224,596

NET ASSETS BY SOURCE
Capital received from investors                              217,303
Net investment income not yet distributed                        299 b
Net realized capital losses                                   (1,960)
Net unrealized capital gains                                   8,954 b

NET ASSET VALUE (NAV)

                   SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$224,596           19,472          $11.53

a The fund's amortized cost for these securities was $222,516. Not counting short-term obligations, the fund paid $57,455 for securities during the reporting period, and received $39,344 from securities it sold or that matured. This includes $36,895 in transactions with other SchwabFunds(R).

b Beginning this year, the fund is required to recognize discount on fixed income securities as part of interest income resulting in the following reclassification:

Net unrealized capital gains     ($148)
Reclassified as:
Net investment income not
    yet distributed               $148


FEDERAL TAX DATA

COST BASIS OF PORTFOLIO                 $222,516
NET UNREALIZED GAINS AND LOSSES:
Gains                                   $  9,109
Losses                               +      (155)
                                     -----------
                                        $  8,954

UNUSED CAPITAL LOSSES:

Expires 08/31 of:                    Loss amount
    2004                                $    334
    2008                                       3
    2009                             +     2,708
                                     -----------
                                        $  3,045


See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS

Statement of
OPERATIONS
For September 1, 2001 through February 28, 2002; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------
Interest                                                     $ 5,490

NET REALIZED   GAINS
--------------------------------------------------------------------
Net realized gains on investments sold                         1,055

NET UNREALIZED LOSSES
--------------------------------------------------------------------
Net unrealized losses on investments                          (3,031)

EXPENSES
--------------------------------------------------------------------
Investment adviser and administrator fees                        326 a
Transfer agent and shareholder service fees                      271 b
Trustees' fees                                                     6 c
Custodian and portfolio accounting fees                           52
Professional fees                                                 12
Registration fees                                                  4
Shareholder reports                                               23
Other expenses                                          +          9
                                                        ------------
Total expenses                                                   703
Expense reduction                                       -        171 d
                                                        ------------
NET EXPENSES                                                     532

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        5,490
NET EXPENSES                                            -        532
                                                        ------------
NET INVESTMENT INCOME                                          4,958
NET REALIZED GAINS                                             1,055 e
NET UNREALIZED LOSSES                                   +     (3,031) e
                                                        ------------
INCREASE IN NET ASSETS FROM OPERATIONS                       $ 2,982


a Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e  These add up to a net loss on investments of $1,976.


See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior reporting periods. All numbers x 1,000.
Figures for 9/1/01-2/28/02 are unaudited.

OPERATIONS
--------------------------------------------------------------------------------

                                            9/1/01-2/28/02        9/1/00-8/31/01
Net investment income                          $ 4,958               $ 9,330
Net realized gains                               1,055                 1,646
Net unrealized gains or losses           +      (3,031)                8,325
                                         ---------------------------------------
INCREASE IN NET ASSETS

FROM OPERATIONS                                  2,982                19,301

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income           $ 4,755               $ 9,349

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------

                                 9/1/01-2/28/02              9/1/00-8/31/01
                             QUANTITY        VALUE       QUANTITY        VALUE
Shares sold                    2,995       $ 34,488        5,394       $ 60,788
Shares reinvested                260          2,988          521          5,860
Shares redeemed           +   (2,263)       (26,006)      (3,604)       (40,583)
                          ------------------------------------------------------
NET INCREASE                     992       $ 11,470        2,311       $ 26,065


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------

                                 9/1/01-2/28/02              9/1/00-8/31/01
                              SHARES      NET ASSETS      SHARES      NET ASSETS
Beginning of period           18,480       $214,899       16,169       $178,882
Total increase            +      992          9,697        2,311         36,017 a
                          ------------------------------------------------------
END OF PERIOD                 19,472       $224,596       18,480       $214,899 b

a Figures for shares represent the net changes in shares from the trans-actions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus total distributions paid.

b Includes net investment income not yet distributed in the amount of $299 at the end of the current period and distributions in excess of net investment income in the amount of $52 at the end of the prior period.


See the Financial Notes, which are integral to this information.

FINANCIAL NOTES
--------------------------------------------------------------------------------


FINANCIAL NOTES
Unaudited


BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.


THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS
Organized October 26, 1990
   Schwab 1000 Fund(R)
   Schwab Short-Term Bond Market Index Fund
   Schwab Total Bond Market Index Fund
   Schwab California Short/Intermediate
      Tax-Free Bond Fund
   Schwab California Long-Term Tax-Free Bond Fund
   Schwab Short/Intermediate Tax-Free Bond Fund
   Schwab Long-Term Tax-Free Bond Fund
   Schwab YieldPlus Fund(R)


FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the reporting period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.


ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

         BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

         SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
         SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

         SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund bought a debt instrument at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

FINANCIAL NOTES



REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

HOW TO READ THIS REPORT



This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.


In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.

HOW TO READ THIS REPORT Continued



[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]

                                                 Table is for illustration only.

The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]

                                                 Table is for illustration only.

In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PAGE]

                                                 Table is for illustration only.

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

    (1) Top ten holding -- shows a fund's ten largest positions, as measured by market value.

    + Credit-enhanced security -- indicates a security that is backed by the credit of a third party (usually a large financial institution). An issuer uses credit enhancement to give its securities a higher credit rating, which means that the issuer can pay a lower interest rate. From a fund's standpoint, credit enhancements can help lower the risk of default on those securities that carry them and may also make a security more liquid.

    = Delayed-delivery security -- indicates a security a fund has arranged to buy but has not yet received. A fund may incur a gain or loss if the value of the security rises or falls between the time the purchase was arranged and the time the security is delivered.

    o Certificate of participation -- indicates a security that offers "participation" in municipal lease revenues. A certificate of participation typically is associated with a facility that is leased to (and was built for) a municipal entity, and is generally considered somewhat riskier than a general obligation bond.

    / Collateral for open futures contracts -- indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

With most types of bonds (and other debt obligations), the interest rate is set at the time of issue and doesn't change. However, some types of obligations are structured so that the rate may be reset at certain times, typically to reflect changes in market interest rates. A fund may own some of both types of securities.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PAGE]

                                                 Table is for illustration only.

For all bonds, the report shows the issuer, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

Most equity and bond funds keep at least a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

During its lifetime, a bond may trade at a premium or a discount to its face value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

In some cases, securities are organized into sub-groups. For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF ASSETS AND LIABILITIES TABLE]

                                                 Table is for illustration only.

The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).

A fund may treat capital losses that are realized after October 31 of a given year as occurring at the beginning of the following fiscal year. This can help avoid certain unintentional tax consequences created by the required timing of dividend payments relative to the fund's fiscal year end.

[GRAPHIC OF SAMPLE OF FEDERAL TAX DATA TABLE]
                                                 Table is for illustration only.

Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV. Table is for illustration only.

[GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS TABLE]

                                                 Table is for illustration only.

The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF STATEMENTS OF CHANGES IN NET ASSETS TABLE]

                                                 Table is for illustration only.

The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

These are the figures for the current report period.

These are the figures for the previous report period.

GLOSSARY


ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITY A bond or other debt security that represents ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See sidebar.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.


         -----------------------------------------------------------------------
         CREDIT RATINGS

Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor's (S&P) or Moody's Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called "junk bonds"). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

                  Credit                              Capacity to
                  quality                             make payments
                  -------                             -------------
         INVESTMENT GRADE BONDS

                  AAA                                 Strongest

                  AA

                  A

                  BBB                                 Adequate


                [GRAPHIC OF UP AND DOWN ARROW SPANNING TABLE AND
                   CHANGING DARK TO LIGHT FROM TOP TO BOTTOM]

         -----------------------------------------------------------------------

         BELOW INVESTMENT GRADE BONDS

                  BB                                  Somewhat
                                                      speculative

                  B

                  CCC

                  CC

                  C                                   Highly
                                                      speculative

                  D                                   In default

         -----------------------------------------------------------------------

GLOSSARY Continued


DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond investment's sensitivity to interest rates. Calculations of duration take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but typically is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BOND A municipal bond that is secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITY A bond or other debt security that represents ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BOND, MUNICIPAL SECURITY Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

REVENUE BOND A municipal bond that is issued to finance public works and is secured by revenue from a public works project (such as a highway or stadium) rather than the full faith and credit of the issuer.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

NOTES

NOTES

CONTACT SCHWAB

The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these
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METHODS FOR PLACING ORDERS

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methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM)
Use our automated voice service or speak to a representative. Call
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MAIL
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PO Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least
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THE SCHWABFUNDS FAMILY

STOCK FUNDS
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Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.(R)

1   Shares of Sweep Investments(TM) may not be purchased over the Internet.

2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency
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
[CHARLES SCHWAB LOGO]






INVESTMENT ADVISER

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101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR

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PO Box 7575, San Francisco, CA 94120-7575


This report is not authorized for distribution to prospective investors unless
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